                                                       Registration No. 33-65339
                                                                       811-07463

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 3
                                       and
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                 Amendment No. 3

               THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
                           (Exact name of Registrant)

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                               (Name of Depositor)

                ONE TOWER SQUARE, HARTFORD, CONNECTICUT 06183
             (Address of Depositor's Principal Executive Offices)

      Depositor's Telephone Number, including area code: (860) 277-0111

                                ERNEST J. WRIGHT
                                    Secretary
                     The Travelers Life and Annuity Company
                                One Tower Square
                           Hartford, Connecticut 06183
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

----------- immediately upon filing pursuant to paragraph (b) of Rule 485
   X
----------- on May 1, 1997 pursuant to paragraph (b) of Rule 485
----------- 60 days after filing pursuant to paragraph (a)(1) of Rule 485 ----------- on ___________ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:
______ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Pursuant to Rule 24f-2 of the Investment Company Act of 1940, the Registrant hereby declares that an indefinite amount of Variable Annuity Contract units was registered under the Securities Act of 1933. A Rule 24f-2 Notice for the fiscal year ended December 31, 1996 was filed with the Commissionon February 28, 1997.

               THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES

                              Cross-Reference Sheet

                                    Form N-4

ITEM
NO.                                       CAPTION IN PROSPECTUS

1.    Cover Page                          Prospectus
2.    Definitions                         Glossary of Special Terms
3.    Synopsis                            Prospectus Summary
4.    Condensed Financial Information     Not Applicable
5.    General Description of Registrant,  The Insurance Company; The Separate
      Depositor, and Portfolio Companies     Account and the Funding Options;
                                             Voting Rights
6.    Deductions (and Expenses)           Fee Table; Charges and Deductions;
                                            Distribution  of Variable  Annuity
                                            Contracts
7.    General Description of Variable     The Contract;  Ownership Provisions;
         Annuity Contracts                  Transfers
8.    Annuity Period                      The Annuity Period; Payment Options
9.    Death Benefit                       Death Benefit
10.   Purchases and Contract Value        The Contract
11.   Redemptions                         Surrenders and Redemptions;
                                            Miscellaneous Contract Provisions;
                                          The Contract
12.   Taxes                               Federal Tax Considerations
13.   Legal Proceedings                   Legal Proceedings and Opinions
14.   Table of Contents of Statement      Appendix D
         of Additional Information

                                          CAPTION IN STATEMENT OF ADDITIONAL
                                          INFORMATION
                                          -------------------------------------
15.   Cover Page                          Statement of Additional Information
16.   Table of Contents                   Table of Contents
17.   General Information and History     The Insurance Company
18.   Services                            Principal Underwriter;  Distribution
                                            and Management Agreement
19.   Purchase of Securities Being        Valuation of Assets
        Offered
20.   Underwriters                        Principal Underwriter
21.   Calculation of Performance Data     Performance Information
22.   Annuity Payments                    Not Applicable
23.   Financial Statements                Financial Statements

                                     PART A

                      Information Required in a Prospectus

                 TRAVELERS PORTFOLIO ARCHITECT VARIABLE ANNUITY
                         CONTRACT (FUND ABD II) PROFILE


                                  MAY 1, 1997


THIS PROFILE IS A SUMMARY OF SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. THE CONTRACT IS MORE FULLY DESCRIBED IN THE FULL PROSPECTUS WHICH IS ATTACHED TO THIS PROFILE. PLEASE READ THE PROSPECTUS CAREFULLY. THE TERMS "WE," "US," "OUR" AND THE "COMPANY" REFER TO TRAVELERS LIFE AND ANNUITY COMPANY. "YOU" AND "YOUR" REFER TO THIS CONTRACT OWNER.



1. THE VARIABLE ANNUITY CONTRACT. The Contract offered by Travelers Life and Annuity Company is a variable annuity that is intended for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed income options. Under a qualified Contract, you can make one or more payments, as you choose, on a tax-deferred basis. Under a nonqualified Contract, you can make one or more payments with after-tax dollars. You direct your payment(s) to one or more of the variable funding options listed in Section 4 and/or to the Fixed Account. We guarantee money directed to the Fixed Account as to principal and interest. The initial interest rate is guaranteed for a one-year period. After that, interest is declared each calendar quarter by the Company. The variable funding options are designed to produce a higher rate of return than the Fixed Account, however, this is not guaranteed. You may also lose money in the variable funding options.



You can transfer between the funding options as frequently as you wish without any current tax implications. Currently there is no charge for transfers, nor a limit to the number of transfers allowed. The Company may, in the future, charge a fee for any transfer request, or limit the number of transfers allowed. The Company, at the minimum, would always allow one transfer every six months. You may transfer between the Fixed Account and the funding options twice a year (during the 30 days after the six-month contract date anniversary), provided the amount is not greater than 15% of the Fixed Account Value on that date.



The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the income phase. During the accumulation phase, under a tax-qualified contract, your tax-deferred contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a nonqualified contract, earnings on your after-tax contributions accumulate on a taxdeferred basis and are taxed as income when you make a withdrawal. The income phase occurs when you begin receiving regular payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (annuity payments) you receive during the income phase.



2. ANNUITY PAYMENTS (THE INCOME PHASE). You may choose to receive income payments from the Fixed Account or the variable funding options. If you want to receive regular payments from your annuity, you can choose one of the following annuity options: Option 1 -- payments for your life (life annuity) -- assuming that you are the annuitant; Option 2 -- payments for your life with an added guarantee that payments will continue to your beneficiary for a certain number of months (120, 180 or 240, as you select), if you should die during that period; Option 3 -- Joint and Last Survivor Annuity, in which payments are made for your life and the life of another person (usually your spouse). This option can also be elected with payments continuing at a reduced rate after the death of one payee. There are also two Income Options: Fixed Amount -- the cash surrender value of your Contract will be paid to you in equal payments; or Fixed Period -- the cash surrender value will be used to make payments for a fixed time period. If you should die before the end of the Fixed Period, the remaining amount would go to your beneficiary.



Once you make an election of an annuity option or an income option and once payments begin, it cannot be changed. During the income phase, you have the same investment choices you had during the accumulation phase. If amounts are directed to the funding options, the dollar amount of your payments may increase or decrease.

3. PURCHASE. You may purchase the Contract with an initial payment of at least $5,000. You may make additional payments of at least $500 at any time during the accumulation phase. (In some states, additional payments are not allowed.)



4. FUNDING OPTIONS. You can direct your money into the Fixed Account or any or all of the following variable funding options. They are described in the prospectuses for the funds. Depending on market conditions, you may make or lose money in any of these variable options:



     Capital Appreciation Fund                      Lazard International Equity Portfolio
     Cash Income Trust                              MFS Emerging Growth Portfolio
     Alliance Growth Portfolio                      Federated Stock Portfolio
     MFS Total Return Portfolio                     Federated High Yield Portfolio
     Putnam Diversified Income Portfolio            Large Cap Portfolio
     Travelers Quality Bond Portfolio               Equity Income Portfolio
                                                    Mid Cap Disciplined Equity Fund



5. EXPENSES. The Contract has insurance features and investment features, and there are costs related to each. For contracts with a value of less than $40,000, the Company deducts an annual administrative charge of $30. The annual insurance charge is 1.25% of the amounts you direct to the Funding Options; and a related sub-account administrative charge of .15% annually is charged.



Each funding option has investment charges for management fees and other expenses. The charges range from 0.60% to 1.25% annually, of the average daily net asset balance of the funding option, depending on the funding option.


If you withdraw money, the Company may deduct a withdrawal charge (0% to 6%) of the amount withdrawn from the contract. If you withdraw all amounts under the contract, or if you begin receiving annuity payments, the Company may be required by your state to deduct a premium tax of 0%-5%.


The following table is designed to help you understand the Contract charges. The column "Total Annual Insurance Charges" shows the total of the $30 annual contract charge (which is represented as .021% below), the mortality and expense risk charge of 1.25% and the sub-account charge of .15%. The column "Total Funding Option Expenses" shows the investment charges for each portfolio. The columns under the heading "Examples" show you how much you would pay under the Contract for a one-year period and for a 10-year period. The examples assume that you invested $1,000 in a Contract that earns 5% annually and that you withdraw your money at the end of year 1 and at the end of year 10. For year 1, the Total Annual Insurance Charges are assessed as well as the withdrawal charges. For year 10, the example shows the aggregate of all the annual charges assessed during that time, but no withdrawal charge is shown. The Total Annual Insurance Charges includes the mortality and expense risk charge and the administrative charges. For these examples, the premium tax is assumed to be 0%.


                                                                                                   EXAMPLES:
                                                          TOTAL ANNUAL                       TOTAL ANNUAL EXPENSES
                                      TOTAL ANNUAL       FUNDING OPTION    TOTAL ANNUAL            AT END OF:
         PORTFOLIO NAME            INSURANCE CHARGES        EXPENSES         CHARGES         1 YEAR        10 YEARS
------------------------------------------------------------------------------------------------------------------

Capital Appreciation Fund.......          1.42%               0.83%            2.39%          $ 83           $259
Cash Income Trust...............          1.42%               0.78%            2.34%            82            254
Alliance Growth.................          1.42%               0.87%            2.43%            83            263
MFS Total Return................          1.42%               0.91%            2.47%            84            267
Putnam Diversified Income.......          1.42%               0.96%            2.52%            84            272
Travelers Quality Bond..........          1.42%               0.75%            2.31%            82            250
Lazard International Equity.....          1.42%               1.25%            2.81%            87            300
MFS Emerging Growth.............          1.42%               0.95%            2.51%            84            271
Federated Stock.................          1.42%               0.95%            2.51%            84            271
Federated High Yield............          1.42%               0.95%            2.51%            84            271
Large Cap.......................          1.42%               0.95%            2.51%            84            271
Equity Income...................          1.42%               0.95%            2.51%            84            271
Mid Cap Disciplined Equity......          1.42%               0.95%            2.51%            84            271

6. TAXES. The payments you make to a qualified Contract during the accumulation phase are made with before-tax dollars. You will be taxed on your purchase payments and on any earnings when you make a withdrawal or begin receiving annuity or income payments. Under a non-qualified Contract, payments to the contract are made with after-tax dollars, and any earnings will accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract.



For owners of qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.



7. ACCESS TO YOUR MONEY. You can take out money any time during the accumulation phase. A withdrawal charge may apply. The amount of the charge depends on a number of factors, including the length of time since the purchase payment was made (6% if withdrawn within one year, gradually decreasing to 0% for payments held by the Company for 8 years or more). After the first contract year, you may withdraw up to 10% of the contract value (as of the end of the prior year end) without a withdrawal charge. Of course, you may also have to pay income taxes and a tax penalty on any money you take out.



8. PERFORMANCE. The value of the Contract will vary depending upon the investment performance of the funding options you choose. The following chart shows total returns for each funding option for the time periods shown. The rate of return reflects the insurance charges, administrative charge, investment charges and all other expenses of the funding option. The rate of return does not reflect any withdrawal charge or applicable taxes, which, if applied, would reduce such performance. Past performance is not a guarantee of future results.



LAST TEN CALENDAR YEARS (OR FULL YEARS SINCE INCEPTION):



------------------------------------------------------------------------------------------------------------------
       PORTFOLIO NAME          1996      1995       1994      1993      1992      1991       1990      1989      1988      1987
------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund...   26.39%    35.46%     -6.12%    13.45%    15.97%    32.04%     -6.89%    13.85%     8.50%    -9.21%
Cash Income Trust...........    2.69%     2.77%      3.31%     0.77%     1.80%     5.16%      6.53%     6.16%     5.60%
Travelers Series Fund,
  Inc.......................
    Alliance Growth.........   27.56%    32.97%
    MFS Total Return........   12.88%    23.93%
    Putnam Diversified
      Income................    6.70%    15.74%



Those funding options not illustrated above do not yet have one full year of performance history.



9. DEATH BENEFIT. Assuming you are the annuitant, if you die before you move to the income phase, the person you have chosen as your beneficiary will receive a death benefit. The death benefit paid depends on your age at the time of your death. The death benefit value is determined at the close of the business day on which the Company's Home Office receives due proof of death. If you die before you reach age 90, the death benefit equals the greatest of : (1) the contract value; (2) the total purchase payments made under the Contract less all partial withdrawals; or (3) the maximum "final benefit value" occurring on or before your 80(th) birthday (after adjustments for all purchase payments and withdrawals). (See the Contract prospectus for an explanation of "final benefit value".)



Assuming you are the annuitant, if you die on or after age 90 and before the maturity date, the death benefit payable will be the contract value, less any applicable premium tax or outstanding loans.



In certain states, the death benefit described above is not yet available. In these states, if the annuitant dies before the contract is in the income phase, the person you have selected as the beneficiary will receive an amount equal to the greater of the following in instances where the annuitant dies before age 75:



        1) the Contract Value;



        2) the total purchase payments made under the Contract; or

        3) the Contract Value on the latest fifth Contract year before the Company receives due proof of death.



If the annuitant dies after age 75 but before age 85 (90 in Florida and New
York) and before the contract maturity date, the beneficiary will receive



        1) the Contract value;



        2) Total purchase payments made under the Contract; or



        3) The Contract value on the latest fifth year anniversary occurring on or before the Annuitant's 75th birthday;



If the annuitant dies on or after age 85 and before the maturity date, the death benefit will equal Contract value.



NOTE: In all cases described above, amounts will be reduced by loans outstanding, premium taxes owed and partial withdrawals not previously deducted. This death benefit may not be available in all states. Certain states may have varying age requirements. Please refer to the Contract prospectus for more details.


10. OTHER INFORMATION

RIGHT TO RETURN. If you cancel the Contract within twenty days after you receive it, you will receive a full refund of the Contract Value (including charges). Where state law requires a longer right to return period, or the return of purchase payments, the Company will comply. You bear the investment risk during the right to return period; therefore, the Contract Value returned may be greater or less than your purchase payment. If the Contract is purchased as an Individual Retirement Annuity, and is returned within the first seven days after delivery, your full purchase payment will be refunded; during the remainder of the right to return period, the Contract Value (including charges) will be refunded. The Contract Value will be determined at the close of business on the day we receive a written request for a refund.



WHO SHOULD PURCHASE THIS CONTRACT? The Contract is currently available for use in connection with (1) individual nonqualified purchases; (2) Individual Retirement Annuities (IRAs) and (3) qualified retirement plans. Qualified contracts include contracts qualifying under Section 401(a), 403(b), or 408(b) of the Internal Revenue Code of 1986, as amended.


ADDITIONAL FEATURES. This Contract has other features you may be interested in. These include:


     DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in funding options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.


     SYSTEMATIC WITHDRAWAL OPTION. Before the maturity date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn.

     AUTOMATIC REBALANCING. You may elect to have the Company periodically reallocate the values in your contract to match your original (or your latest) funding option allocation request.


11. INQUIRIES. If you need more information, please contact us at (800) 842-8573 or:


    Travelers Life and Annuity Company
    Annuity Services
    One Tower Square
    Hartford, CT 06183

                THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES



This prospectus describes PORTFOLIO ARCHITECT, a flexible premium variable annuity contract (the "Contract") issued by The Travelers Life and Annuity Company (the "Company" "We" or "Our"). The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment ("qualified Contracts") as well as those that do not qualify for such treatment ("nonqualified Contracts"). Portfolio Architect may be issued as an individual Contract or as a group Contract. In states where only group Contracts are available, you will be issued a certificate summarizing the provisions of the group Contract. For convenience, this prospectus refers to both Contracts and certificates as "Contracts."



You can choose to have your purchase payments accumulate on a fixed basis (i.e. a Fixed Account funded through the Company's general account) and/or a variable basis (i.e., one or more of the sub-accounts ("funding options")) of the Travelers Fund ABD II for Variable Annuities ("Fund ABD II"). Your contract value will vary daily to reflect the investment experience of the funding options you select and any interest credited to the Fixed Account. The variable funding options currently available are: Capital Appreciation Fund; Cash Income Trust; Alliance Growth Portfolio, MFS Total Return Portfolio, and Putnam Diversified Income Portfolio, of the Travelers Series Fund, Inc.; and Travelers Quality Bond Portfolio, Lazard International Stock Portfolio, MFS Emerging Growth Portfolio, Federated Stock Portfolio, Federated High Yield Portfolio, Large Cap Portfolio, Equity Income Portfolio and Mid Cap Disciplined Equity Fund of the Travelers Series Trust. The Fixed Account funding option is described in Appendix B. Unless specified otherwise, this prospectus refers to the variable funding options. The contracts and/or some of the funding options may not be available in all states. THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE VARIABLE FUNDING OPTIONS. THESE PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.



This prospectus provides the information that you should know before investing in the Contract. You can receive additional information about Fund ABD II by requesting a copy of the Statement of Additional Information ("SAI") dated May 1, 1997. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. To request a copy, write to The Travelers Life and Annuity Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183, or call (800) 842-8573. The Table of Contents of the SAI appears in Appendix C of this prospectus.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTMENT.

                          PROSPECTUS DATED MAY 1, 1997

                               TABLE OF CONTENTS


INDEX OF SPECIAL TERMS.................     2
FEE TABLE..............................     3
THE ANNUITY CONTRACT...................     4
Purchase Payments......................     5
Accumulation Units.....................     5
The Funding Options....................     5
Substitutions and Additions............     6
CHARGES AND DEDUCTIONS.................     6
Withdrawal Charge......................     6
Free Withdrawal Allowance..............     7
Administrative Charges.................     7
Mortality and Expense Risk Charge......     7
Reduction or Elimination of Contract
  Charges..............................     7
Funding Option Expenses................     7
Premium Tax............................     8
Changes in Taxes Based Upon Premium or
  Value................................     8
OWNERSHIP PROVISIONS...................     8
Types of Ownership.....................     8
Beneficiary............................     8
Annuitant..............................     9
TRANSFERS..............................     9
Dollar Cost Averaging..................     9
ACCESS TO YOUR MONEY...................     9
Systematic Withdrawals.................    10
Loans..................................    10
DEATH BENEFIT..........................    10
Death Proceeds Before the Maturity Date
  (Provided State Approval has been
  Received)............................    11
Death Proceeds Before the Maturity Date
  (If State Approval has not been
  Received)............................    11
THE ANNUITY PERIOD.....................    12
Maturity Date..........................    12
Allocation of Annuity..................    12
Variable Annuity.......................    13
Fixed Annuity..........................    13
PAYMENT OPTIONS........................    13
Election of Options....................    13
Annuity Options........................    14
Income Options.........................    14
MISCELLANEOUS CONTRACT PROVISIONS......    15
Right to Return........................    15
Termination............................    15
Required Reports.......................    15
Suspension of Payments.................    15
Transfers of Contract Values to Other
  Annuities............................    16
THE SEPARATE ACCOUNT...................    16
Mixed and Shared Funding...............    16
Performance Information................    16
FEDERAL TAX CONSIDERATIONS.............    17
General Taxation of Annuities..........    17
Types of Contracts Qualified or
  Nonqualified.........................    17
Nonqualified Annuity Contracts.........    17
Qualified Annuity Contracts............    18
Penalty Tax for Premature
  Distributions........................    18
Diversification Requirements for
  Variable Annuities...................    18
Ownership of the Investments...........    19
Mandatory Distributions for Qualified
  Plans................................    19
OTHER INFORMATION......................    19
Insurance Company......................    19
Distribution Of Variable Annuity
  Contracts............................    19
Conformity with State and Federal
  Laws.................................    20
Voting Rights..........................    20
Legal Proceedings And Opinions.........    20
APPENDIX A: Condensed Financial
  Information..........................    21
APPENDIX B: The Fixed Account..........    22
APPENDIX C: Table of Contents of the
  Statement of Additional
  Information..........................    23


                             INDEX OF SPECIAL TERMS

The following terms are italicized throughout the prospectus. Refer to the page listed for an explanation of each term.


Accumulation Unit......................     5
Annuitant..............................     8
Annuity Payments.......................    12
Annuity Unit...........................    12
Cash Surrender Value...................     9
Contract Date..........................     4
Contract Owner (You, Your).............     4
Contract Value.........................     4
Contract Year..........................     4
Fixed Account..........................    22
Funding Option(s)......................     5
Income Payments........................    13
Maturity Date..........................     4
Purchase Payment.......................     4
Written Request........................     4

                             FUND ABD II FEE TABLE

--------------------------------------------------------------------------------

CONTRACT OWNER TRANSACTION EXPENSES

     WITHDRAWAL CHARGE (as a percentage of purchase payments withdrawn):
        Length of Time From Purchase Payment


            (NUMBER OF YEARS)                CHARGE
                    1                          6%
                    2                          6%
                    3                          5%
                    4                          5%
                    5                          4%
                    6                          3%
                    7                          2%
                8 and over                     0%
     ANNUAL CONTRACT ADMINISTRATIVE CHARGE

        Waived if contract value is $40,000 or more     $30
ANNUAL SEPARATE ACCOUNT CHARGES:
(as a percentage of the average daily net assets of the Separate Account)
      Mortality and Expense Risk Charge.............................................    1.25%
      Administrative Expense Charge.................................................    0.15%
                                                                                       ------
          Total Separate Account Charges............................................    1.40%
FUNDING OPTION EXPENSES:
(as a percentage of average daily net assets of the Funding Option)



                                                        MANAGEMENT            OTHER          TOTAL ANNUAL
                                                           FEE              EXPENSES           FUNDING
                                                     (AFTER EXPENSES     (AFTER EXPENSES        OPTION
                    PORTFOLIO NAME                   ARE REIMBURSED)     ARE REIMBURSED)       EXPENSES
    ------------------------------------------------------------------------------------------------------
    Capital Appreciation Fund.....................          0.75%              0.08%(1)          0.83%
    Cash Income Trust.............................          0.32%              0.46%(1)(2)       0.78%
    Alliance Growth...............................          0.80%              0.07%(1)          0.87%
    MFS Total Return..............................          0.80%              0.11%(1)          0.91%
    Putnam Diversified Income.....................          0.75%              0.21%(1)          0.96%
    Travelers Quality Bond........................          0.32%              0.43%(1)(3)       0.75%
    Lazard International Stock....................          0.83%              0.42%(1)(3)       1.25%
    MFS Emerging Growth...........................          0.75%              0.20%(1)(3)       0.95%
    Federated Stock...............................          0.63%              0.32%(1)(3)       0.95%
    Federated High Yield..........................          0.65%              0.30%(1)(3)       0.95%
    Large Cap (Sub-Adv. Fidelity).................          0.75%              0.20%(4)          0.95%
    Equity Income (Sub-Adv. Fidelity).............          0.75%              0.20%(4)          0.95%
    Mid Cap Disciplined Equity Fund...............          0.70%              0.25%(1)(5)       0.95%



NOTES:


The purpose of the Fee Table is to assist contract owners in understanding the various costs and expenses that a contract owner will bear, directly or indirectly. See "Charges and Deductions" in this prospectus for additional information. Expenses shown do not include premium taxes, which may be applicable.


(1) Includes a Sub-Administrator Charge of .06%.



(2) Other Expenses take into account the current expense reimbursement arrangement with the Company. The Company has agreed to reimburse the Fund for the amount by which its aggregate expenses (including the management fee, but excluding brokerage commissions, interest charges and taxes) exceeds 0.60%. Without such arrangement, Other Expenses would have been 1.71% for Cash Income Trust.



(3) The Travelers has waived all of its fees for the period ended December 31, 1996. In addition, the Travelers has agreed to reimburse the Portfolios' expenses for the same period. Without such arrangements, Other Expenses for the Travelers Series Trust Travelers Quality Bond Portfolio, Lazard International Stock Portfolio, MFS Emerging Growth Portfolio, Federated High Yield Portfolio, and Federated Stock Portfolios would have been 1.76%, 2.87%, 2.09%, 2.19%, and 3.03%, respectively.



(4) Other Expenses take into account the current expense reimbursement arrangement with the Company. The Company has agreed to reimburse the Fund for the amount by which its aggregate expenses (including the management fee, but excluding brokerage commissions, interest charges and taxes) exceeds 0.95%. Without such arrangements, Other Expenses for the Travelers Series Trust Large Cap Portfolio and Equity Income Portfolios would have been 1.55%.



(5) Other Expenses for the Mid Cap Disciplined Equity Fund are based on estimated expenses for 1996 since the portfolio has no investment history. They also take into account the current expense reimbursement arrangement with the Company in which The Company has agreed to reimburse the Fund for the amount by which its aggregate expenses (including the management fee, but excluding brokerage commissions, interest charges and taxes) exceeds 0.95%.

EXAMPLE*


Assuming a 5% annual return, a $1,000 investment would be subject to the following expenses, if
     (a) surrendered or withdrawn at the end of the period shown, or
     (b) if annuitized, or if no withdrawals are made at the end of the period shown.


------------------------------------------------------------------------------------------------------------------
                                  PORTFOLIO NAME                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund.........................................................   $83(a)    $120(a)    $161(a)     $259(a)
                                                                                      23(b)      70(b)     121(b)      259(b)
Cash Income Trust.................................................................    82(a)     119(a)     158(a)      254(a)
                                                                                      23(b)      72(b)     123(b)      263(b)
Alliance Growth...................................................................    83(a)     122(a)     163(a)      263(a)
                                                                                      23(b)      72(b)     123(b)      263(b)
MFS Total Return..................................................................    84(a)     123(a)     165(a)      267(a)
                                                                                      24(b)      73(b)     125(b)      267(b)
Putnam Diversified Income.........................................................    84(a)     124(a)     167(a)      272(a)
                                                                                      24(b)      74(b)     127(b)      272(b)
Travelers Quality Bond............................................................    82(a)     118(a)       n/a         n/a
                                                                                      22(b)      68(b)       n/a         n/a
Lazard International Stock........................................................    87(a)     133(a)       n/a         n/a
                                                                                      27(b)      83(b)       n/a         n/a
MFS Emerging Growth...............................................................    84(a)     124(a)       n/a         n/a
                                                                                      24(b)      74(b)       n/a         n/a
Federated Stock...................................................................    84(a)     124(a)       n/a         n/a
                                                                                      24(b)      74(b)       n/a         n/a
Federated High Yield..............................................................    84(a)     124(a)       n/a         n/a
                                                                                      24(b)      74(b)       n/a         n/a
Large Cap.........................................................................    84(a)     124(a)       n/a         n/a
                                                                                      24(b)      74(b)       n/a         n/a
Equity Income.....................................................................    84(a)     124(a)       n/a         n/a
                                                                                      24(b)      74(b)       n/a         n/a
Mid Cap Disciplined Equity Fund...................................................    84(a)     124(a)       n/a         n/a
                                                                                      24(b)      74(b)       n/a         n/a



* THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THIS EXAMPLE REFLECTS THE $30 ANNUAL CONTRACT ADMINISTRATIVE CHARGE AS AN ANNUAL CHARGE OF .021% OF ASSETS. FOR NEW FUNDING OPTIONS, EXPENSES ARE GIVEN ONLY FOR YEARS ONE AND THREE.



                        CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------


This information is located in Appendix A, page 21.


                              THE ANNUITY CONTRACT
--------------------------------------------------------------------------------

Travelers Portfolio Architect Annuity is a contract between you, the contract owner, and Travelers Life and Annuity Company (called "us" or the "Company"). Under this contract, you make purchase payments to us and we credit them to your account. The Company promises to pay you an income, in the form of annuity or income payments, beginning on a future date that you choose, the maturity date. The purchase payments accumulate tax deferred in the funding options of your choice. We offer multiple variable funding options, and one fixed account option. The contract owner assumes the risk of gain or loss according to the performance of the variable funding options. The contract value is the amount of purchase payments, plus or minus any investment experience or interest. The contract value also reflects all surrenders made and charges deducted. There is generally no guarantee that at the maturity date the contract value will equal or exceed the total purchase payments made under the Contract, except as noted under the Death Benefit provisions described in this prospectus. The date the contract and its benefits became effective is referred to as the contract date. Each anniversary of this contract date is called a contract year.


Certain changes and elections must be made in writing to the Company. Where the term "written request" is used, it means that written information must be sent to the Company's Home Office in a form and content satisfactory to us.

PURCHASE PAYMENTS


The initial purchase payment must be at least $5,000. Additional payments of at least $500 may be made under the Contract at any time. Under certain circumstances, we may waive the minimum purchase payment requirement. Purchase payments over $1,000,000 may be made with our prior consent. In some states, we do not accept additional purchase payments.


We will apply the initial purchase payment within two business days after we receive it at our Home Office. Subsequent purchase payments will be credited to a Contract within one business day. Our business day ends when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time.

ACCUMULATION UNITS

An accumulation unit is used to calculate the value of a Contract. An accumulation unit works like a share of a mutual fund. Each funding option has a corresponding accumulation unit value. The accumulation units are valued each business day and may increase or decrease from day to day. The number of accumulation units we will credit to your Contract once we receive a purchase payment is determined by dividing the amount directed to each funding option by the value of the accumulation unit. We calculate the value of an accumulation unit for each funding option each day after the New York Stock Exchange closes. After the value is calculated, your account is credited. During the annuity period (i.e., after the maturity date), you are credited with annuity units.

THE FUNDING OPTIONS


You choose which of the following variable funding options to have your purchase payments allocated to. You will find detailed information about the options and their inherent risks in the current prospectuses for the funding options which must accompany this prospectus. Since each option has varying degrees of risk, please read the prospectuses carefully before investing. Additional copies of the prospectuses may be obtained by contacting your registered representative or by calling 1-800-842-8573.


The current funding options are listed below, along with their investment advisers and any subadviser:


    FUNDING OPTION           INVESTMENT OBJECTIVE              INVESTMENT ADVISER                   SUB-ADVISER
------------------------------------------------------------------------------------------------------------------
Capital Appreciation      growth of capital             Travelers Asset Management          Janus Capital Corporation
  Fund                                                    International Corporation
                                                          ("TAMIC")
Cash Income Trust         high current income while                   TAMIC
                            emphasizing preservation
                            of capital and
                            maintaining a high degree
                            of liquidity
Alliance Growth           long-term growth of capital   Travelers Investment Advisers       Alliance Capital Management
  Portfolio                                               ("TIA")                             L.P.
MFS Total Return          above-average income                         TIA                  Massachusetts Financial
  Portfolio                 (compared to a portfolio                                          Services Company ("MFS")
                            entirely invested in
                            equity securities)
                            consistent with the
                            prudent employment of
                            capital
Putnam Diversified        high current income                          TIA                  Putnam Investment
  Income Portfolio          consistent with                                                   Management, Inc
                            preservation of capital
Travelers Quality Bond    current income, moderate                    TAMIC
  Portfolio                 capital volatility and
                            total return

    FUNDING OPTION           INVESTMENT OBJECTIVE              INVESTMENT ADVISER                   SUB-ADVISER
------------------------------------------------------------------------------------------------------------------
Lazard International      capital appreciation                        TAMIC                 Lazard Asset Management
  Stock Portfolio           through investing
                            primarily in the equity
                            securities of non- United
                            States companies
MFS Emerging Growth       long-term growth of capital                 TAMIC                 MFS
  Portfolio
Federated Stock           growth of income and                        TAMIC                 Federated Investment
  Portfolio                 capital                                                           Counseling, Inc.
Federated High Yield      high current income                         TAMIC                 Federated Investment
  Portfolio                                                                                   Counseling, Inc.
Large Cap Portfolio       long-term growth of capital                 TAMIC                 Fidelity Management &
                                                                                              Research Company
Equity Income Portfolio   reasonable income                           TAMIC                 Fidelity Management &
                                                                                              Research Company
Mid Cap Disciplined       growth of capital                           TAMIC                 Travelers Investment
  Equity Fund                                                                                 Management Company



SUBSTITUTIONS AND ADDITIONS


If any of the funding options become unavailable for allocating purchase payments, or if we believe that further investment in a funding option is inappropriate for the purposes of the Contract, we may substitute another funding option. However, we will not make any substitutions without notifying you, obtaining state approval if applicable, and without prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. From time to time we may make new funding options available.

                             CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
WITHDRAWAL CHARGE

No sales charges are deducted from purchase payments when they are applied under the Contract. However, a withdrawal charge will be deducted if any or all of the contract value is withdrawn during the first seven years following a purchase payment. The length of time from when we receive the purchase payment to the time of withdrawal determines the amount of the charge.

The withdrawal charge is equal to a percentage of purchase payments withdrawn from the Contract and is calculated as follows:

LENGTH OF TIME FROM
  PURCHASE PAYMENT                 WITHDRAWAL
 (NUMBER OF YEARS)                   CHARGE
         1                             6%
         2                             6%
         3                             5%
         4                             5%
         5                             4%
         6                             3%
         7                             2%
     8 and over                        0%

For purposes of the withdrawal charge calculation, withdrawals will be deemed to be taken first from any free withdrawal amount (as described below); next from remaining purchase payments (on a first-in, first-out basis); and then from contract earnings (in excess of the free withdrawal amount). Unless you instruct us otherwise, we will deduct the withdrawal charge from the amount requested.

We will not deduct a withdrawal charge (1) from payments we make due to the death of the contract owner or the death of the annuitant with no contingent annuitant surviving; (2) if an annuity payout has begun; or (3) if an income option of at least five years' duration is begun after the first contract year.

FREE WITHDRAWAL ALLOWANCE

There is a 10% free withdrawal allowance available each year after the first contract year. The available amount will be calculated as of the end of the previous contract year. The free withdrawal allowance applies to any partial withdrawals and to full withdrawals, except those transferred directly to annuity contracts issued by other financial institutions. In Washington state, this provision applies to all withdrawals.

ADMINISTRATIVE CHARGES

A Contract administrative charge of $30 is deducted annually from Contracts with a value of less than $40,000. This charge compensates us for expenses incurred in establishing and maintaining the Contract. The charge is deducted from the contract value on the fourth Friday of each August by canceling accumulation units applicable to each funding option on a pro rata basis. This charge will be prorated from the date of purchase to the next date of assessment of charge. A prorated charge will also be made if the Contract is completely withdrawn or terminated. We will not deduct a contract administrative charge: (1) if the distribution results from the death of the contract owner or the annuitant with no contingent annuitant surviving, (2) after an annuity payout has begun, or (3) if the contract value on the date of assessment is equal to or greater than $40,000.


An administrative expense charge (sometimes called "sub-account administrative charge") is deducted on each business day from amounts allocated to the variable funding options in order to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, 0.15% of the daily net asset value allocated to each of the variable funding options.


MORTALITY AND EXPENSE RISK CHARGE

Each business day, the Company deducts a mortality and expense risk charge. The deduction is reflected in our calculation of accumulation and annuity unit values. This charge equals, on an annual basis, 1.25% of the amounts held in each funding option. We reserve the right to lower this charge at any time. The mortality risk portion compensates us for guaranteeing to provide annuity payments according to the terms of the Contract regardless of how long the annuitant lives and for guaranteeing to provide the death benefit if an annuitant dies prior to the maturity date. The expense risk portion compensates us for the risk that the charges under the Contract, which cannot be increased during the duration of the Contract, will be insufficient to cover actual costs.

REDUCTION OR ELIMINATION OF CONTRACT CHARGES


The withdrawal charge, the administrative charges, and the mortality and expense risk charge under the Contract may be reduced or eliminated when certain sales or administration of the Contract result in savings or reduction of administrative or sales expenses, and/or mortality and expense risks. Any such reduction will be based on the following: (1) the size and type of group to which sales are to be made; (2) the total amount of purchase payments to be received; and (3) any prior or existing relationship with the Company. There may be other circumstances, of which we are not presently aware, which could result in fewer sales expenses, administrative charges, or mortality and expense risk charges. For certain trusts, the Company may change the order in which purchase payments and earnings are withdrawn to determine the withdrawal charge. Any reduction or elimination of the charges will be permitted only where it will not be discriminatory to any person.


FUNDING OPTION EXPENSES

The deductions from and expenses paid out of the assets of the various funding options are summarized in the fee table and are described in the accompanying prospectuses.

PREMIUM TAX


Certain state and local governments charge premium taxes ranging from 0% to 5%, depending upon jurisdiction. The Company is responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. Where required, the Company will deduct any applicable premium taxes from the contract value either upon death, surrender, annuitization, or at the time purchase payments are made to the Contract, but no earlier than when the Company has a tax liability under state law.


CHANGES IN TAXES BASED UPON PREMIUM OR VALUE

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the contract, we reserve the right to charge you proportionately for this tax.

                              OWNERSHIP PROVISIONS
--------------------------------------------------------------------------------

TYPES OF OWNERSHIP


Contract Owner (you). The Contract belongs to the contract owner named in the Contract (on the Specifications page), or to any other person to whom the contract is subsequently assigned. An assignment of ownership or a collateral assignment may be made only for nonqualified contracts. You have sole power during the annuitant's lifetime to exercise any rights and to receive all benefits given in the contract provided the you have not named an irrevocable beneficiary and provided the Contract is not assigned.


You receive all payments while the annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the contract owner.

Joint Owner. For nonqualified contracts only, joint owners (i.e., spouses) may be named in a written request before the contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them. All rights of a joint owner end at death if the other joint owner survives. The entire interest of the deceased joint owner in the Contract will pass to the surviving joint owner.

BENEFICIARY

The beneficiary is named by you in a written request. The beneficiary has the right to receive any remaining contractual benefits upon the death of the annuitant or the contract owner. If more than one beneficiary survives the annuitant, they will share equally in benefits unless different shares are recorded with the Company by written request before the death of the annuitant or contract owner.

With nonqualified contracts, as discussed under "Death Benefit," the beneficiary named in the contract may differ from the designated beneficiary (for example, the joint owner or a contingent annuitant). In such cases, the designated beneficiary receives the contract benefits (rather than the beneficiary) upon your death.

Unless an irrevocable beneficiary has been named, you have the right to change any beneficiary by written request during the lifetime of the annuitant and while the Contract continues.

ANNUITANT

The annuitant is designated in the Contract (on the Specifications page), and is the individual on whose life the maturity date and the amount of the monthly annuity payments depend. The annuitant may not be changed after the contract is in effect.


For nonqualified contracts only, the contract owner may also name one individual as a contingent annuitant by written request before the Contract becomes effective. A contingent annuitant may not be changed, deleted or added after the Contract becomes effective.



For contracts issued in New York, a contingent annuitant may not be named.


                                   TRANSFERS
--------------------------------------------------------------------------------

Before the maturity date, you may transfer all or part of the contract value between funding options. There are no charges or restrictions on the amount or frequency of transfers currently; however, we reserve the right to charge a fee for any transfer request, and to limit the number of transfers to one in any six-month period. Since different funding options have different expenses, a transfer of contract values from one funding option to another could result in your investment becoming subject to higher or lower expenses. After the maturity date, you may make transfers between funding options only with our consent.

DOLLAR COST AVERAGING

Dollar cost averaging (or "automated transfers") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis so that more accumulation units are purchased in a funding option if the value per unit is low and less accumulation units are purchased if the value per unit is high. Therefore, a lower-than-average value per unit may be achieved over the long run.


You may elect automated transfers through written request or other method acceptable to the Company. You must have a minimum total contract value of $5,000 to enroll in the Dollar Cost Averaging program. The minimum amount that may be transferred through this program is $400.


You may establish automated transfers of contract values from the Fixed Account, subject to certain restrictions. Automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the Dollar Cost Averaging program.

You may start or stop participation in the Dollar Cost Averaging program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. All provisions and terms of the Contract apply to automated transfers, including provisions relating to the transfer of money between investment options. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

                              ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

Any time before the maturity date, you may redeem all or any portion of the cash surrender value, that is, the contract value, less any withdrawal charge and any premium tax not previously deducted. You must submit a written request specifying the fixed or variable funding option(s) from which amounts are to be withdrawn. The cash surrender value will be determined as of the close of business after we receive your surrender request at the Home Office. The cash surrender value may be more or less than the purchase payments made depending on the contract value at the time of surrender.

The Company may defer payment of any cash surrender value for a period of up to seven days after the written request is received, but it is our intent to pay as soon as possible. We cannot process requests for surrender that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

SYSTEMATIC WITHDRAWALS

Before the maturity date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. Any applicable withdrawal charges (in excess of the free withdrawal allowance) and any applicable premium taxes will be deducted. To elect systematic withdrawals, you must have a contract value of at least $15,000 and you must make the election on the form provided by the Company. We will surrender accumulation units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but at least 30 days' notice must be given to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days' written notice to contract owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the contract owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

LOANS
Loans may be available under your Contract. If available, all loan provisions are described in your Contract or loan agreement.

                                 DEATH BENEFIT
--------------------------------------------------------------------------------

Before the maturity date, a death benefit is payable to the beneficiary when either the annuitant, the contract owner or the first of joint owners dies and there is no contingent annuitant. The death benefit is calculated at the close of the business day on which the Company's Home Office received due proof of death. If the Company is notified of the annuitant's, contract owner's, or first of the joint owner's death more than six months after the death, the death benefit will be the contract value. A beneficiary may request that a death benefit payable under the Contract be applied to one of the settlement options available under the Contract. (See also "Nonqualified Annuity Contracts," in this prospectus.)

For nonqualified contracts, if the contract owner (including the first of joint owners) dies before the maturity date, a distribution may be required under the minimum distribution requirements of the federal tax law. If so required, we will recalculate the value of the death benefit under the provisions of "Death Proceeds Before the Maturity Date," below. The value of the death benefit, as recalculated, will be credited to the party taking distributions upon the death of the contract owner with the annuitant or contingent annuitant surviving. This will generally be the surviving joint owner or otherwise the beneficiary in accordance with all the circumstances and the terms of the Contract. This party may differ from the beneficiary who was named by the contract owner in a written request and who would receive any remaining contractual benefits upon the death of the annuitant. This party may be paid in a single lump sum, or by other options, but should take distributions as required by minimum distribution requirements of the federal tax law. If your spouse is the surviving joint owner, he or she may elect to continue the Contract as owner rather than taking a distribution under the Contract. (See "Nonqualified Annuity Contracts" in this prospectus.) In this case, all references to age in the "Death Proceeds Before the Maturity Date" section will be based on the contract owner's age rather than the annuitant's age.

DEATH PROCEEDS BEFORE THE MATURITY DATE (NEW DEATH BENEFIT):

IF THE ANNUITANT DIES BEFORE AGE 80 AND BEFORE THE MATURITY DATE the Company will pay the beneficiary an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax or outstanding loans:

        1) the contract value;
        2) the total purchase payments made under the Contract less all partial withdrawals; or
        3) the highest of all "final death benefit values" as described below.
A separate death benefit value will be established on the contract date and on each anniversary of the contract date which occurs on or before the death report date. The death benefit value established on the contract date will initially equal the purchase payment. The death benefit value established on each contract date anniversary will initially equal the contract value on that anniversary. Thereafter, each death benefit value will be adjusted to reflect any purchase payments made, or any partial withdrawals taken, from the date on which a particular death benefit value was established until the death report date. Once any adjustment has been made, a "death benefit value" then becomes equal to the previous death benefit value plus or minus that adjustment.

Adjustments to the death benefit values for any purchase payments or partial withdrawals will be made in the order that such purchase payments or partial withdrawals occur. For each purchase payment, death benefit values will be increased by the amount of the purchase payment. For each partial withdrawal, death benefit values will be reduced by a "partial withdrawal reduction" which equals the product of (i) the death benefit value immediately before the reduction of the partial withdrawal, and (ii) the amount of the partial withdrawal divided by the contract value immediately before the partial withdrawal. The "final death benefit value" associated with the contract date and with each contract date anniversary equals the initial death benefit value plus or minus all adjustments until the death report date.

IF THE ANNUITANT DIES ON OR AFTER AGE 80, BUT BEFORE AGE 90 AND BEFORE THE MATURITY DATE, the death benefit payable will be the greatest of (1), (2) or (3) below, less any applicable premium tax or outstanding loans:

        1) the contract value;
        2) the total purchase payments made under the Contract less all partial withdrawals; or
        3) the maximum of all "final death benefit value" associated with the contract date or any contract date anniversary occurring on or before the annuitant's 80th birthday.

IF THE ANNUITANT DIES ON OR AFTER AGE 90 AND BEFORE THE MATURITY DATE, the death benefit payable will be the contract value, less any applicable premium tax or outstanding loans.


DEATH PROCEEDS BEFORE THE MATURITY DATE (IF THE NEW DEATH BENEFIT IS NOT AVAILABLE IN YOUR STATE):

IF THE ANNUITANT DIES BEFORE AGE 75 AND BEFORE THE MATURITY DATE, the Company will pay the beneficiary an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax , withdrawals not previously deducted and any outstanding loans:

        1) the contract value;
        2) the total purchase payments made under the Contract; or
        3) the contract value on the latest fifth contract year anniversary before the Company receives due proof of death.


IF THE ANNUITANT DIES ON OR AFTER AGE 75, BUT BEFORE AGE 85 (90 IN FLORIDA) AND BEFORE THE MATURITY DATE, the Company will pay the beneficiary a death benefit in an amount equal to the greatest of (1), (2) or (3) below, (each reduced by any applicable premium, prior surrenders not previously deducted or any outstanding loans):


        1) the contract value;
        2) the total purchase payments made under the Contract; or

        3) the contract value on the latest fifth contract year anniversary occurring on or before the annuitant's 75th birthday.


IF THE ANNUITANT DIES ON OR AFTER AGE 85 AND BEFORE THE MATURITY DATE, the Company will pay the beneficiary a death benefit in an amount equal to the contract value, less any applicable premium tax. This provision does not apply in Florida.



Note; If an annuitant who is not also a contract owner or a Joint Owner dies prior to the maturity date while this Contract is in effect and while the contingent annuitant is living:


        1) the contract value will not be payable upon the annuitant's death;

        2) the contingent annuitant becomes the annuitant; and

        3) all other rights and benefits provided by this Contract will continue in effect.

When a contingent annuitant becomes the annuitant, the maturity date remains the same as previously in effect, unless otherwise provided.

                               THE ANNUITY PERIOD
--------------------------------------------------------------------------------

MATURITY DATE

Under the Contract, you can receive regular income payments (annuity payments). You can choose the month and the year in which those payments begin (maturity date). You can also choose among income plans (annuity or income options). We ask you to choose the maturity date and the annuity option when you purchase the contract. While the annuitant is alive, you can change your selection any time up to the maturity date. Annuity or income payments will begin on the maturity date stated in the Contract unless the Contract has been fully surrendered or the proceeds have been paid to the beneficiary before that date. Annuity payments are a series of periodic payments (a) for life; (b) for life with either a minimum number of payments or a specific amount assured; or (c) for the joint lifetime of the annuitant and another person, and thereafter during the lifetime of the survivor. We may require proof that the annuitant is alive before annuity payments are made.


Unless you elect otherwise, the maturity date will be the annuitant's 70th birthday for qualified contracts and the annuitant's 75th birthday, or ten years after the effective date of the contract, if later, for nonqualified contracts. (For Contracts issued in Florida, the maturity date elected may not be later than the annuitant's 90th birthday.)


For nonqualified Contracts, at least 30 days before the original maturity date, a contract owner may elect to extend the maturity date to any time prior to the annuitant's 85th birthday or, for qualified Contracts, to a later date with the Company's consent. Certain annuity options taken at the maturity date may be used to meet the minimum required distribution requirements of federal tax law, or a program of partial surrenders may be used instead. These mandatory distribution requirements take effect generally upon the death of the contract owner, or with qualified contracts upon either the contract owner's attainment of age 70 1/2 or the death of the contract owner. Independent tax advice should be sought regarding the election of minimum required distributions.

ALLOCATION OF ANNUITY

When an annuity option is elected, it may be elected as a variable annuity, a fixed annuity, or a combination of both. (Variable payouts under this Contract are not permitted in Florida or New Jersey.) If, at the time annuity payments begin, no election has been made to the contrary, the cash surrender value will be applied to provide an annuity funded by the same investment options (contract value, in Oregon). At least 30 days before the maturity date, you may transfer the contract value among the funding options in order to change the basis on which annuity payments will be determined. (See "Transfers.")

VARIABLE ANNUITY


You may choose an annuity payout that fluctuates depending on the investment experience of the variable funding options. The number of annuity units credited to the Contract is determined by dividing the first monthly annuity payment attributable to each funding option by the corresponding annuity unit value as of 14 days before the date annuity payments begin. An annuity unit is used to measure the dollar value of an annuity payment. The number of annuity units (but not their value) remains fixed during the annuity period.


DETERMINATION OF FIRST ANNUITY PAYMENT. The Contract contains tables used to determine the first monthly annuity payment. The amount applied to effect a variable annuity will be the value of the funding options as of 14 days before the date annuity payments begin less any applicable premium taxes not previously deducted.

The amount of the first monthly payment depends on the annuity option elected. A formula for determining the adjusted age is contained in the Contract. The total first monthly annuity payment is determined by multiplying the benefit per $1,000 of value shown in the tables of the Contract by the number of thousands of dollars of value of the Contract applied to that annuity option. The Company reserves the right to require satisfactory proof of age of any person on whose life annuity payments are based before making the first payment under any of the settlement options.

DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS. The dollar amount of the second and subsequent annuity payments is not predetermined and may change from month to month based on the investment experience of the applicable funding option. The total amount of each annuity payment will be equal to the sum of the basic payments in each funding option. The actual amounts of these payments are determined by multiplying the number of annuity units credited to each funding option by the corresponding annuity unit value as of the date 14 days before the date the payment is due.

FIXED ANNUITY

You may choose a fixed annuity that provides payments which do not vary during the annuity period. We will calculate the dollar amount of the first fixed annuity payment as described under "Variable Annuity," except that the cash surrender value will be determined as of the date annuity payments begin. If it would produce a larger payment, the first fixed annuity payment will be determined using the Life Annuity Tables in effect on the maturity date.

                                PAYMENT OPTIONS
--------------------------------------------------------------------------------

ELECTION OF OPTIONS

While the annuitant is alive, you can change your annuity or income option selection any time up to the maturity date. Income options differ from annuity options in that the amount of the payments made under income options are not based upon the life of any person. Therefore, the annuitant may outlive the payment period. Once annuity or income payments have begun, no further elections are allowed.

During the annuitant's lifetime, if you do not elect otherwise before the maturity date, we will pay you (or another designated payee) the first of a series of monthly annuity payments based on the life of the annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain qualified contracts, Annuity Option 4 (Joint and Last Survivor Joint Life Annuity -- Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the contract.

The minimum amount that can be placed under an annuity or income option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the contract value in a lump-sum.

On the maturity date, we will pay the amount due under the Contract in one lump sum (except in Florida, where this is not permitted), or in accordance with the payment option that you select. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the annuitant must be made by the contract owner.

ANNUITY OPTIONS

Subject to the conditions described in "Election of Options" above, all or any part of the cash surrender value (contract value, in Oregon) may be paid under one or more of the following annuity options. Payments under the annuity options may be elected on a monthly, quarterly, semiannual or annual basis.

Option 1 -- Life Annuity -- No Refund. The Company will make annuity payments during the lifetime of the annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 -- Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly annuity payments during the lifetime of the annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 -- Joint and Last Survivor Life Annuity -- No Refund. The Company will make regular annuity payments during the lifetime of the annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 -- Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee. The Company will make annuity payments during the lifetimes of the annuitant and a second person. One will be designated the primary payee, the other will be designated the secondary payee. On the death of the secondary payee, the Company will continue to make monthly annuity payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make annuity payments to the secondary payee in an amount equal to 50% of the payments which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 -- Other Annuity Options. The Company will make any other arrangements for annuity payments as may be mutually agreed upon.

INCOME OPTIONS

Instead of one of the annuity options described above, and subject to the conditions described under "Election of Options," all or part of the cash surrender value (or, where required by state law, contract value) may be paid under one or more of the following income options, provided that they are consistent with federal tax law qualification requirements. Payments under the income options may be elected on a monthly, quarterly, semiannual or annual basis:

Option 1 -- Payments of a Fixed Amount. The Company will make equal payments of the amount elected until the cash surrender value applied under this option has been exhausted. The first payment and all later payments will be paid from amounts attributable to each investment option in proportion to the cash surrender value attributable to each. The final payment will include any amount insufficient to make another full payment.

Option 2 -- Payments for a Fixed Period. The Company will make payments for the fixed period selected based on the cash surrender value as of the date payments begin. If, at the death of the annuitant, the total number of fixed payments has not been made, the payments will be made to the beneficiary.

Option 3 -- Other Income Options. The Company will make any other arrangements for income payments as may be mutually agreed upon.

The amount applied to effect an income option will be the cash surrender value as of the date income payments begin, less any applicable premium taxes not previously deducted and any applicable withdrawal charge. (Certain states may have different requirements that we will honor.) The contract value used to determine the amount of any income payment will be determined on the same basis as the contract value during the accumulation period, including the deduction for mortality and expense risks and the contract administrative expense charge.

                       MISCELLANEOUS CONTRACT PROVISIONS
--------------------------------------------------------------------------------

RIGHT TO RETURN


You may return the Contract for a full refund of the contract value (including charges) within twenty days after you receive it (the "right to return period"). You bear the investment risk during the right to return period; therefore, the contract value returned may be greater or less than your purchase payment. If the Contract is purchased as an Individual Retirement Annuity, and is returned within the first seven days after delivery, your purchase payment will be refunded in full; during the remainder of the right to return period, the contract value (including charges) will be refunded. The contract value will be determined following the close of the business day on which we receive a written request for a refund. Where state law requires a longer free look period, or the return of purchase payments or other variations of this provision, the Company will comply. Refer to your Contract for any state-specific information.


TERMINATION

You do not need to make any purchase payments after the first to keep the Contract in effect. However, we reserve the right to terminate the Contract on any business day if the contract value as of that date is less than $1,000 and no purchase payments have been made for at least two years, unless otherwise specified by state law. Termination will not occur until 31 days after the Company has mailed notice of termination to the contract owner's last known address and to any assignee of record. If the Contract is terminated, we will pay you the cash surrender value (contract value less any applicable premium tax, in the states that so require), less any applicable administrative charge.

REQUIRED REPORTS

As often as required by law, but at least once in each contract year before the due date of the first annuity payment, we will furnish a report showing the number of accumulation units credited to the Contract and the corresponding accumulation unit value(s) as of the date of the report for each funding option to which the contract owner has allocated amounts during the applicable period. The Company will keep all records required under federal or state laws.

SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange ("the Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that the sale of securities held in the Separate Account may not reasonably occur or so that the Company may not reasonably determine the value of the Separate Account's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders.


TRANSFERS OF CONTRACT VALUES TO OTHER ANNUITIES

We may permit contract owners to transfer their contract values into other annuities offered by us or our affiliated insurance companies under rules then in effect.

                              THE SEPARATE ACCOUNT
--------------------------------------------------------------------------------


The Travelers Fund ABD II For Variable Annuities ("Fund ABD II") was established on October 17, 1995 and is registered with the SEC as a unit investment trust (separate account) under the Investment Company Act of 1940, as amended (the "1940 Act"). The assets of Fund ABD II will be invested exclusively in the shares of the variable funding options.



The assets of Fund ABD II are held for the exclusive benefit of the owners of this separate account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to Fund ABD II are, in accordance with the Contracts, credited to or charged against Fund ABD II without regard to other income, gains and losses of the Company. The assets held by Fund ABD II are not chargeable with liabilities arising out of any other business which the Company may conduct. Obligations under the Contract are obligations of the Company.



All investment income and other distributions of the funding options are payable to Fund ABD II. All such income and/or distributions are reinvested in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company separate accounts to fund variable annuity and variable life insurance contracts.


MIXED AND SHARED FUNDING

It is conceivable that in the future it may be disadvantageous for both variable annuity and variable life insurance separate accounts, or for variable separate accounts of different insurance companies, to invest simultaneously in the same portfolios (called "mixed" and "shared" funding). Currently neither the insurance companies nor the portfolios foresee any such disadvantages to the companies or to variable contract owners. Each portfolio's board of trustees, directors or managers intends to monitor events in order to identify any material conflicts between such policy owners and to determine what action, if any, should be taken in response thereto.

PERFORMANCE INFORMATION

From time to time, we may advertise several types of historical performance for the Contract's funding options. We may advertise the "standardized average annual total returns" of the funding option, calculated in a manner prescribed by the SEC, as well as the "non-standardized total return," as described below. Examples of the performance figures are illustrated in the SAI.

STANDARDIZED METHOD. Quotations of average annual total returns are computed according to a formula in which a hypothetical initial investment of $1,000 is applied to the funding option, and then related to ending redeemable values over one-, five-, and ten-year periods, or for a period covering the time during which the funding option has been in existence, if less. These quotations reflect the deduction of all recurring charges during each period (on a pro rata basis in the case of fractional periods). The deduction for the annual administrative charge ($30) is converted to a percentage of assets based on the actual fee collected (or anticipated to be collected, if a new product), divided by the average net assets for Contracts sold (or anticipated to be sold). Each quotation assumes a total redemption at the end of each period with the applicable withdrawal charge deducted at that time.

NON-STANDARDIZED METHOD. Non-standardized "total returns" will be calculated in a similar manner based on the performance of the funding options over a period of time, usually for the calendar year-to-date, and for the past one-, three-, five- and ten-year periods. Non-standardized total returns will not reflect the deduction of any withdrawal charge or the $30 annual contract administrative charge, which, if reflected, would decrease the level of performance shown. The withdrawal charge is not reflected because the Contract is designed for long-term investment.


GENERAL Within the guidelines prescribed by the SEC and the National Association of Securities Dealers, Inc. ("NASD"), performance information may be quoted numerically or may be presented in a table, graph or other illustration. Advertisements may include data comparing performance to well-known indices of market performance (including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's (S&P) 500 Index and the S&P 400 Index, the Lehman Brothers Long T-Bond Index, the Russell 1000, 2000 and 3000 Indices, the Value Line Index, and the Morgan Stanley Capital International's EAFE Index). Advertisements may also include published editorial comments and performance rankings compiled by independent organizations (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) and publications that monitor the performance of Fund ABD II and the variable funding options.



For funding options that were in existence prior to the date they became available under Fund ABD II, the standardized and non-standardized average annual total return quotations will show the investment performance that such funding options would have achieved (reduced by the applicable charges) had they been held under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance. The contract value at redemption may be more or less than original cost.



                           FEDERAL TAX CONSIDERATIONS

--------------------------------------------------------------------------------

The following general discussion of the federal income tax consequences under this Contract is not intended to cover all situations, and is not meant to provide tax advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax adviser regarding your personal situation. For your information, a more detailed tax discussion is contained in the SAI.

GENERAL TAXATION OF ANNUITIES

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for money put into an annuity. The Internal Revenue Code (Code) governs how this money is ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below.

TYPES OF CONTRACTS: QUALIFIED OR NONQUALIFIED

If you purchase an annuity contract under any pension plan, specially sponsored program, or individual retirement annuity (IRA) with pre-tax dollars, your contract is referred to as a qualified contract. Some examples of qualified contracts are: IRAs, pension and profit-sharing plans (including 401(k) plans), and Keogh Plans. If you purchase the contract with after-tax dollars and not under one of the programs described above, your contract is referred to as nonqualified.

NONQUALIFIED ANNUITY CONTRACTS


As the owner of a nonqualified annuity, you do not receive any tax benefit (deduction or deferral of income) on purchase payments, but you will not be not be taxed on increases in the value of your contract until a distribution occurs -- either as a withdrawal (distribution made prior to the maturity date), or as annuity payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings. Similarly, when you receive an annuity payment, part of each payment is considered a return of your purchase payments and will not be taxed. The remaining portion of the annuity payment (i.e., any earnings) will be considered ordinary income for tax purposes.

If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the contract attributable to purchase payments made after February 28, 1986 are includable in income annually. Furthermore, for contracts issued after April 22, 1987, all deferred increases in value will be includable in your income if you should transfer the contract for an amount substantially less than the value of the contract.

If you make a partial withdrawal, this money will generally be taxed as first coming from earnings, (income in the contract), and then from your purchase payments. These withdrawn earnings are includable in your income. (See "Penalty Tax for Premature Distributions" below). There is income in the contract to the extent the cash value exceeds your investment in the contract. The investment in the contract equals the total purchase payments you paid less any amount received previously which was excludable from gross income. Any direct or indirect borrowing against the value of the contract or pledging of the contract as security for a loan will be treated as a cash distribution under the tax law.

Federal tax law requires that nonqualified annuity contracts meet minimum mandatory distribution requirements upon the death of the contract owner, including the first of joint owners. If these requirements are not met, the surviving joint owner, or the beneficiary, will have to pay taxes prior to distribution. The distribution required depends, among other things, upon whether an annuity option is elected or whether the new contract owner is the surviving spouse. We will administer Contracts in accordance with these rules and we will notify you when you should begin receiving payments.

QUALIFIED ANNUITY CONTRACTS

Under a qualified annuity, since amounts paid into the contract have not yet been taxed, the full amount of all withdrawals and annuity payments are taxed at the ordinary income tax rate. The Contract is available as a vehicle for IRA rollovers and for other qualified contracts. There are special rules which govern the taxation of qualified contracts, including requirements for mandatory distributions and contribution limits. We have provided a more complete discussion in the SAI.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS

Taxable distributions taken before the contract owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the money distributed was (1) paid on or after the owner dies; (2) paid if the taxpayer becomes totally disabled, (as that term is defined in the Code); (3) paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity; (4) paid as an immediate annuity; or (5) paid from purchase payments made prior to August 14, 1982.


DIVERSIFICATION REQUIREMENTS FOR VARIABLE ANNUITIES



The Code requires that any nonqualified variable annuity contracts based on a separate account shall not be treated as an annuity for any period if investments made in the account are not adequately diversified. Final tax regulations define how separate accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure is essentially the loss to the Contract Owner of tax deferred treatment. The Company intends to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.

OWNERSHIP OF THE INVESTMENTS



Assets in the separate accounts, also referred to as segregated asset accounts must be owned by the Company and not by the Contract Owner for federal income tax purposes. Otherwise, the deferral of taxes is lost and income and gains from the accounts would be includible annually in the Contract Owner's gross income.



The Internal Revenue Service has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses an incident of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department announced, in connection with the issuance of temporary regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets of the account." This announcement, dated September 15, 1986, also stated that the guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts [of a segregated asset account] without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.



The Company does not know if such guidance will be issued, or if it is, what standards it may set. Furthermore, the Company does not know if such guidance may be issued with retroactive effect. New regulations are generally issued with a prospective-only effect as to future sales or as to future voluntary transactions in existing contracts. The Company therefore reserves the right to modify the contract as necessary to attempt to prevent Contract Owners from being considered the owner of the assets of the separate account.



MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS



Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2. Distributions must begin or be continued according to required patterns following the death of the contract owner or annuitant of both qualified and nonqualified annuities.



                               OTHER INFORMATION

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THE INSURANCE COMPANY


The Travelers Life and Annuity Company is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in a majority of the states of the United States and intends to seek licensure in the remaining states, except New York. The Company is an indirect wholly owned subsidiary of Travelers Group Inc. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.


DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS


The Company intends to sell the Contracts in all jurisdictions where it is licensed to do business and where the Contract is approved. The Contracts will be sold by life insurance sales agents who represent the Company, and who are licensed registered representatives of the Company or certain other registered broker-dealers. The compensation paid to sales representatives will not exceed 6.5% of the payments made under the Contracts.

From time to time, the Company may pay or permit other promotional incentives, in cash, credit or other compensation.

Any sales representative or employee will have been qualified to sell variable annuities under applicable federal and state laws. Each broker-dealer is registered with the SEC under the Securities Exchange Act of 1934, and all are members of the NASD. The principal underwriter for the Contracts is Tower Square Securities, Inc., an affiliate of the Company; however, it is currently anticipated that an affiliated broker-dealer may become the principal underwriter for the Contracts during 1997.

CONFORMITY WITH STATE AND FEDERAL LAWS

The Contract is governed by the laws of the state in which it is delivered. Any paid-up annuity, cash surrender value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which the Contract is delivered. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the contract owner is subject.

VOTING RIGHTS

The Company is the legal owner of the shares of the funding options. However, we believe that when a funding option solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares we own on our own behalf. Should we determine that we are no longer required to comply with the above, we will vote on the shares in our own right.

LEGAL PROCEEDINGS AND OPINIONS


There are no pending material legal proceedings affecting Fund ABD II. Legal matters in connection with the federal laws and regulations affecting the issue and sale of the Contract described in this prospectus, as well as the organization of the Company, its authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been reviewed by the General Counsel of the Company.

                  APPENDIX A: CONDENSED FINANCIAL INFORMATION

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                THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES


                            ACCUMULATION UNIT VALUES


                                                                                         PERIOD FROM
                                                                                      DECEMBER 16, 1996
                                                                                      (DATE OPERATIONS
                                                                                        COMMENCED) TO
                                  FUNDING OPTION                                      DECEMBER 31, 1996
-------------------------------------------------------------------------------------------------------

CAPITAL APPRECIATION FUND
    Unit Value at beginning of period..............................................        $ 1.000
    Unit Value at end of period....................................................          1.032
    Number of units outstanding at end of period...................................         29,824
CASH INCOME TRUST
    Unit Value at beginning of period..............................................            N/A
    Unit Value at end of period....................................................            N/A
    Number of units outstanding at end of period...................................            N/A
ALLIANCE GROWTH PORTFOLIO
    Unit Value at beginning of period..............................................        $ 1.000
    Unit Value at end of period....................................................          1.037
    Number of units outstanding at end of period...................................          2,250
MFS TOTAL RETURN PORTFOLIO
    Unit Value at beginning of period..............................................            N/A
    Unit Value at end of period....................................................            N/A
    Number of units outstanding at end of period...................................            N/A
PUTNAM DIVERSIFIED INCOME PORTFOLIO
    Unit Value at beginning of period..............................................        $ 1.000
    Unit Value at end of period....................................................          1.007
    Number of units outstanding at end of period...................................          3,300
TRAVELERS QUALITY BOND PORTFOLIO
    Unit Value at beginning of period..............................................        $ 1.000
    Unit Value at end of period....................................................          1.001
    Number of units outstanding at end of period...................................         95,203
LAZARD INTERNATIONAL STOCK PORTFOLIO
    Unit Value at beginning of period..............................................        $ 1.000
    Unit Value at end of period....................................................          1.027
    Number of units outstanding at end of period...................................          5,702
MFS EMERGING GROWTH PORTFOLIO
    Unit Value at beginning of period..............................................        $ 1.000
    Unit Value at end of period....................................................          1.004
    Number of units outstanding at end of period...................................         31,886
FEDERATED STOCK PORTFOLIO
    Unit Value at beginning of period..............................................            N/A
    Unit Value at end of period....................................................            N/A
    Number of units outstanding at end of period...................................            N/A
FEDERATED HIGH YIELD PORTFOLIO
    Unit Value at beginning of period..............................................            N/A
    Unit Value at end of period....................................................            N/A
    Number of units outstanding at end of period...................................            N/A
LARGE CAP PORTFOLIO
    Unit Value at beginning of period..............................................        $ 1.000
    Unit Value at end of period....................................................          1.023
    Number of units outstanding at end of period...................................          7,800
EQUITY INCOME PORTFOLIO
    Unit Value at beginning of period..............................................        $ 1.000
    Unit Value at end of period....................................................          1.026
    Number of units outstanding at end of period...................................         30,196



The Mid Cap Disciplined Equity Fund and the Smith Barney Concert Select Allocation Series, Inc. portfolios were not available under the contracts as of December 31, 1996. Funding Options reflecting "N/A" were available on December 31, 1996 but had no amounts yet allocated to them. The financial statements for Fund ABD II are contained in the Annual Report to contract owners. The consolidated financial statements of The Travelers Life and Annuity Company are contained in the SAI.

                                   APPENDIX B

--------------------------------------------------------------------------------

                               THE FIXED ACCOUNT


The Fixed Account is secured by part of the general assets of the Company. The general assets of the Company include all assets of the Company other than those held in Fund ABD II or any other separate account sponsored by the Company or its affiliates.


The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.


Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic annuity payment. The investment gain or loss of Fund ABD II or any of the funding options does not affect the Fixed Account portion of the contract owner's contract value, or the dollar amount of fixed annuity payments made under any payout option.


We guarantee that, at any time, the Fixed Account contract value will not be less than the amount of the purchase payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior surrenders. If the contract owner effects a surrender, the amount available from the Fixed Account will be reduced by any applicable withdrawal charge as described under "Charges and Deductions" in this prospectus.

Purchase payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company's general account which supports insurance and annuity obligations. Neither the general account nor any interest therein is registered under, or subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.


Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion of such rate or rates as we prospectively declare from time to time.


The initial rate for any allocations into the Fixed Account is guaranteed for one year from the date of such allocation. Subsequent renewal rates will be guaranteed for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at not less than 3% per year. Any interest credited to amounts allocated to the Fixed Account in excess of 3% per year will be determined in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guarantee of 3% for any given year.

TRANSFERS

You may make transfers from the Fixed Account to any other available funding option(s) twice a year during the 30 days following the semiannual anniversary of the contract effective date. The transfers are limited to an amount of up to 15% of the Fixed Account Value on the semiannual contract effective date anniversary. (This restriction does not apply to transfers from the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to other funding options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions.

Automated transfers from the Fixed Account to any of the funding options may begin at any time. Automated transfers from the Fixed Account may not deplete your Fixed Account value in a period of less than twelve months from your enrollment in the Dollar Cost Averaging Program.

                                   APPENDIX C
--------------------------------------------------------------------------------

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


The Statement of Additional Information contains more specific information and financial statements relating to The Travelers Life and Annuity Company. A list of the contents of the Statement of Additional Information is set forth below:


     The Insurance Company
     Principal Underwriter
     Distribution and Management Agreement
     Valuation of Assets

     Telephone Transfer


     Federal Tax Considerations

     Independent Accountants
     Financial Statements

--------------------------------------------------------------------------------


Copies of the Statement of Additional Information dated May 1, 1997 (Form No. L-12548S) are available without charge. To request a copy, please clip this coupon on the dotted line above, enter your name and address in the spaces provided below, and mail to: The Travelers Life and Annuity Company, Annuity Marketing, One Tower Square, Hartford, Connecticut 06183-9061.


Name:

Address:

                                     PART B

        Information Required in a Statement of Additional Information

                       STATEMENT OF ADDITIONAL INFORMATION

                                      dated

                                   May 1, 1997

                                       for

                THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES

                                    ISSUED BY

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

This Statement of Additional Information ("SAI") is not a prospectus but relates to, and should be read in conjunction with, the Individual Variable Annuity Contract Prospectus dated May 1, 1997. A copy of the Prospectus may be obtained by writing to The Travelers Life and Annuity Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-9061, or by calling (800) 842-8735.




                                TABLE OF CONTENTS

THE INSURANCE COMPANY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

PRINCIPAL UNDERWRITER  . . . .  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1

DISTRIBUTION AND MANAGEMENT AGREEMENT . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . .    1

VALUATION OF ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2

PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3

TELEPHONE TRANSFERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5

FEDERAL TAX CONSIDERATIONS . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . .  . .      5

INDEPENDENT ACCOUNTANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       8

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    F-1

                              THE INSURANCE COMPANY

         The Travelers Life and Annuity Company (the "Company"), is a stock insurance company chartered in 1973 in Connecticut. It is a wholly owned subsidiary of The Travelers Insurance Company, which is indirectly owned, through a wholly owned subsidiary, by Travelers Group Inc., a financial services holding company engaged, through its subsidiaries, principally in four business segments: (i) Investment Services; (ii) Consumer Finance Services; (iii) Life Insurance Services; and (iv) Property and Casualty Insurance Services.

STATE REGULATION. The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut. An annual statement covering the operations of the Company for the preceding year, as well as its financial conditions as of December 31 of such year, must be filed with the Commissioner in a prescribed format on or before March 1 of each year. The Company's books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted at least once every four years.

    The Company is also subject to the insurance laws and regulations of all other states in which it is licensed to operate. However, the insurance departments of each of these states generally apply the laws of the home state (jurisdiction of domicile) in determining the field of permissible investments.

THE SEPARATE ACCOUNT. Fund ABD II meets the definition of a separate account under the federal securities laws, and will comply with the provisions of the 1940 Act. Additionally, the operations of Fund ABD II are subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it.
Section 38a-433 contains no restrictions on the investments of the Separate Account, and the Commissioner has adopted no regulations under the Section that affect the Separate Account.

                              PRINCIPAL UNDERWRITER

         Tower Square Securities, Inc. ("Tower Square"), an affiliate of the Company, serves as principal underwriter for Fund ABD II and the Contracts. The offering is continuous. Tower Square is an indirect wholly owned subsidiary of Travelers Group Inc. and its principal executive offices are located at One Tower Square, Hartford, Connecticut. It is anticipated that an affiliated broker-dealer will become the principal underwriter during 1997.

                      DISTRIBUTION AND MANAGEMENT AGREEMENT

         Under the terms of the Distribution and Management Agreement among Fund ABD II, the Company and Tower Square, the Company provides all administrative services and mortality and expense risk guarantees related to variable annuity contracts sold by the Company in connection with Fund ABD II. Tower Square performs the sales functions related to the Contracts. The Company reimburses Tower Square for commissions paid, other sales expenses and certain overhead expenses connected with sales functions. The Company also pays all costs (including costs associated with the preparation of sales literature); all costs of qualifying Fund ABD II and the variable annuity contract with regulatory authorities; the costs of proxy solicitation; and all custodian, accountant's and legal fees.

The Company also provides without cost to Fund ABD II all necessary office space, facilities, and personnel to manage its affairs.

                               VALUATION OF ASSETS

FUNDING OPTIONS: The value of the assets of each funding option is determined on each business day as of the close of the New York Stock Exchange. Each security traded on a national securities exchange is valued at the last reported sale price on the business day. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

         Any security not traded on a securities exchange but traded in the over-the-counter-market and for which market quotations are readily available is valued at the mean between the quoted bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

         Any security not traded on a securities exchange but traded in the over-the-counter-market and for which market quotations are readily available is valued at the mean between the quoted bid and asked prices on the Valuation Date or on the basis of quotations received from a reputable broker or any other recognized source.

         Securities traded on the over-the-counter-market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

         Short-term investments for which a quoted market price is available are valued at market. Short-term investments maturing in more than sixty days for which there is no reliable quoted market price are valued by "marking to market" (computing a market value based upon quotations from dealers or issuers for securities of a similar type, quality and maturity.) "Marking to market" takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities. Short-term investments maturing in sixty days or less for which there is no reliable quoted market price are valued at amortized cost which approximates market.

THE CONTRACT VALUE: The value of an accumulation unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is used to measure the investment performance of a funding option from one valuation period to the next. The net investment factor for a funding option for any valuation period is equal to the sum of 1.000000 plus the net investment rate (the gross investment rate less any applicable funding option deductions during the valuation period relating to the mortality and expense risk charge and the administrative expense charge). The gross investment rate of a funding option is equal to (a) minus (b), divided by (c) where:
     (a) = investment income plus capital gains and losses (whether realized or unrealized);
     (b) = any deduction for applicable taxes (presently zero); and
     (c) = the value of the assets of the funding option at the beginning of the valuation period.

    The gross investment rate may be either positive or negative. A funding option's investment income includes any distribution whose ex-dividend date occurs during the valuation period.

ACCUMULATION UNIT VALUE. The value of an accumulation unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is calculated for each funding option and takes into account the investment performance, expenses and the deduction of certain expenses.

ANNUITY UNIT VALUE. An annuity unit value as of any business day is equal to (a) the value of the annuity unit on the immediately preceding business day, multiplied by (b) the corresponding net investment factor for the valuation period just ended, divided by (c) the assumed net investment factor for the valuation period. (For example, the assumed net investment factor based on an annual assumed net investment rate of 3.0% for a Valuation Period of one day is
1.000081 and, for a period of two days, is 1.000081 x 1.000081.)


                             PERFORMANCE INFORMATION

         From time to time, the Company may advertise several types of historical performance for the Funding Options of Fund ABD II. The Company may advertise the "standardized average annual total returns" of the Funding Option, calculated in a manner prescribed by the Securities and Exchange Commission, as well as the "non-standardized total return," as described below:

         STANDARDIZED METHOD. Quotations of average annual total returns are computed according to a formula in which a hypothetical initial investment of $1,000 is applied to the Funding Option, and then related to ending redeemable values over one-, five-, and ten-year periods, or for a period covering the time during which the Funding Option has been in existence, if less. If a Funding Option has been in existence for less than one year, the "since inception" total return performance quotations are year-to-date and are not average annual total returns. These quotations reflect the deduction of all recurring charges during each period (on a pro rata basis in the case of fractional periods). The deduction for the annual administrative charge ($30) is converted to a percentage of assets based on the actual fee collected (or anticipated to be collected, if a new product), divided by the average net assets for contracts sold (or anticipated to be sold) under the Prospectus to which this Statement of Additional Information relates. Each quotation assumes a total redemption at the end of each period with the assessment of any applicable Withdrawal Charge at that time.

         NON-STANDARDIZED METHOD. Non-standardized "total returns" will be calculated in a similar manner based on the performance of the Funding Options over a period of time, usually for the calendar year-to-date, and for the past one-, three-, five- and ten-year periods. Non-standardized total returns will not reflect the deduction of any applicable Contingent Deferred Sales Charge or the $30 annual contract administrative charge, which, if reflected, would decrease the level of performance shown. The Withdrawal Charge is not reflected because the Contract is designed for long-term investment.

         GENERAL. Within the guidelines prescribed by the SEC and the National Association of Securities Dealers, Inc. ("NASD"), performance information may be quoted numerically or may be presented in a table, graph or other illustration. Advertisements may include data comparing performance to well-known indices of market performance (including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's (S&P) 500 Index and the S&P 400 Index, the Lehman Brothers Long T-Bond Index, the Russell 1000, 2000 and 3000 Indices, the Value Line Index, and the Morgan Stanley Capital International's EAFE Index). Advertisements may also include published editorial comments and performance rankings compiled by independent organizations (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) and publications that monitor the performance of Fund ABD II and the Funding Options.

         For Funding Options that were in existence prior to the date they became available under Fund ABD II, the standardized and non-standardized average annual total return quotations will show the investment performance that such Funding Options would have achieved (reduced by the applicable charges) had they been held under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance. An Owner's Contract Value at redemption may be more or less than original cost.

         Average annual total returns for each of the Funding Options (excluding Cash Income Trust) computed according to the standardized and non-standardized methods for the period ending December 31, 1996 (beginning at inception date) are set forth in the following table.

                            TOTAL RETURN CALCULATIONS
                         FUNDING OPTIONS OF FUND ABD II

---------------------------------------------------------------------------------------------------------------------------
                                 STANDARDIZED                                      NON-STANDARDIZED
                                                                                                               Inception
                                                                                                                  Date
---------------------------------------------------------------------------------------------------------------------------
                              1-YR        5-YR         10-YR             1-YR        3-YR        5-YR       10-YR
Alliance Growth               21.55%      23.97%*         --            27.58%       25.40%*      --         --       6/94
Capital Appreciation          20.39%      15.54%       11.21%           26.41%       16.85%     15.98%     11.22%     5/83
   Fund
Equity Income                  5.15%*        --           --            11.16%*         --         --         --      8/96
Federated Stock                6.06%*        --           --            12.07%*         --         --         --      8/96
Large Cap                      6.76%*        --           --            12.76%*         --         --         --      8/96
Lazard International Stock
                               1.17%*        --           --             7.17%*         --         --         --      8/96
MFS Emerging Growth           -0.51%*        --           --             5.50%*         --         --         --      8/96
Federated High Yield           1.09%*        --           --             7.09%*         --         --         --      8/96
Putnam Diversified
    Income                     0.70%       7.24%*         --             6.72%        9.01%*       --         --      6/94
Travelers Quality Bond        -2.94%*        --           --             3.06%*         --         --         --      8/96
MFS Total Return               6.88%      11.49%*         --            12.90%       13.16%*       --         --      6/94
Travelers Cash Income         -3.31%       1.52%        3.84%*           2.72%        2.94%      2.28%      3.86%*   12/87

* Since inception.

                               TELEPHONE TRANSFERS

    A contract owner may place a transfer request by telephone. The telephone transfer privilege is available automatically; no special election is necessary for a contract owner to have this privilege. All transfers must be in accordance with the terms of the Contract. In certain cases, the Company may allow you to authorize your agent to make telephone transfers. Transfer instructions are currently accepted on each Valuation Date between 9:00 a.m. and 4:00 p.m., Eastern time, at 1-800-842-8573. Once instructions have been accepted, they may not be rescinded; however, new telephone instructions may be given the following day. If the transfer instructions are not in good order, the Company will not execute the transfer and will promptly notify the caller.

    The Company will make a reasonable effort to record each telephone transfer conversation, but in the event that no recording is effective or available, the contract owner will remain liable for each telephone transfer effected. Additionally, the Company is not liable for acting upon instructions believed to be genuine and in accordance with the procedures described above. As a result of this policy, the contract owner may bear the risk of loss in the event that the Company follows instructions that prove to be fraudulent.


                           FEDERAL TAX CONSIDERATIONS

    The following description of the federal income tax consequences under this Contract is not exhaustive and is not intended to cover all situations. Because of the complexity of the law and the fact that the tax results will vary according to the factual status of the individual involved, tax advice may be needed by a person contemplating purchase of an annuity contract and by a contract owner or beneficiary who may make elections under a contract. For further information, please consult a qualified tax adviser.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

    Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which a participant under a qualified plan, a Section 403(b) annuity, or an IRA attains age 70 1/2. Distributions must also begin or be continued according to required patterns following the death of the contract owner or the annuitant.

NONQUALIFIED ANNUITY CONTRACTS

    Individuals may purchase tax-deferred annuities without tax law funding limits. The purchase payments receive no tax benefit, deduction or deferral, but increases in the value of the contract are generally deferred from tax until distribution. If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), the increases in value attributable to purchase payments made after February 28, 1986 are includable in income annually. Furthermore, for contracts issued after April 22, 1987, all deferred increases in value will be includable in the income of a contract owner when the contract owner transfers the contract without adequate consideration.

    If two or more annuity contracts are purchased from the same insurer within the same calendar year, distributions from any of them will be taxed based upon the amount of income in all of the same calendar year series of annuities. This will generally have the effect of causing taxes to be paid sooner on the deferred gain in the contracts.

    Those receiving partial distributions made before the maturity date will generally be taxed on an income-first basis to the extent of income in the contract. If you are exchanging another annuity contract for this annuity, certain pre-August 14, 1982 deposits into an annuity contract that have been placed in the contract by means of a tax-deferred exchange under Section 1035 of the Code may be withdrawn first without income tax liability. This information on deposits must be provided to the Company by the other insurance company at the time of the exchange. There is income in the contract generally to the extent the cash value exceeds the investment in the contract. The investment in the contract is equal to the amount of premiums paid less any amount received previously which was excludable from gross income. Any direct or indirect borrowing against the value of the contract or pledging of the contract as security for a loan will be treated as a cash distribution under the tax law.

    The federal tax law requires that nonqualified annuity contracts meet minimum mandatory distribution requirements upon the death of the contract owner, including the first of joint owners. Failure to meet these requirements will cause the surviving joint owner, or the beneficiary to lose the tax benefits associated with annuity contracts, i.e., primarily the tax deferral prior to distribution. The distribution required depends, among other things, upon whether an annuity option is elected or whether the new contract owner is the surviving spouse. Contracts will be administered by the Company in accordance with these rules and the Company will make a notification when payments should be commenced.

INDIVIDUAL RETIREMENT ANNUITIES

    To the extent of earned income for the year and not exceeding $2,000 per individual, an individual may make deductible contributions to an individual retirement annuity (IRA). There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and based on their participation in a retirement plan. If an individual is married and the spouse does not have earned income, the individual may establish IRAs for the individual and spouse. Purchase payments may then be made annually into IRAs for both spouses in the maximum amount of 100% of earned income up to a combined limit of $4,000.

    The Code provides for the purchase of a Simplified Employee Pension (SEP) plan. A SEP is funded through an IRA with an annual employer contribution limit of 15% of compensation up to $30,000 for each participant.

SIMPLE Plan IRA Form

    Effective January 1, 1997, employers may establish a savings incentive match plan for employees ("SIMPLE plan") under which employees can make elective salary reduction contributions to an IRA based on a percentage of compensation of up to $6,000. (Alternatively, the employer can establish a SIMPLE cash or deferred arrangement under IRS Section 401(k)). Under a SIMPLE plan IRA, the employer must either make a matching contribution of 100% on the first 3% or 7% contribution for all eligible employes. Early withdrawals are subject to the 10% early withdrawal penalty generally applicable to IRAs, except that an early withdrawal by an employee under a SIMPLE plan IRA, within the first two years of participation, shall be subject to a 25% early withdrawal tax.

QUALIFIED PENSION AND PROFIT-SHARING PLANS

    Under a qualified pension or profit-sharing plan, purchase payments made by an employer are not currently taxable to the participant and increases in the value of a contract are not subject to taxation until received by a participant or beneficiary.

    Distributions are taxable to the participant or beneficiary as ordinary income in the year of receipt. Any distribution that is considered the participant's "investment in the contract" is treated as a return of capital and is not taxable. Certain lump-sum distributions may be eligible for special forward averaging tax treatment for certain classes of individuals.

FEDERAL INCOME TAX WITHHOLDING

    The portion of a distribution which is taxable income to the recipient will be subject to federal income tax withholding as follows:

1. ELIGIBLE ROLLOVER DISTRIBUTION FROM SECTION 403(B) PLANS OR ARRANGEMENTS OR FROM QUALIFIED PENSION AND PROFIT-SHARING PLANS

    There is a mandatory 20% tax withholding for plan distributions that are eligible for rollover to an IRA or to another retirement plan but that are not directly rolled over. A distribution made directly to a participant or beneficiary may avoid this result if:

(a) a periodic settlement distribution is elected based upon a life or life expectancy calculation, or

(b) a term-for-years settlement distribution is elected for a period of ten years or more, payable at least annually, or

(c) a minimum required distribution as defined under the tax law is taken after the attainment of the age of 70 1/2 or as otherwise required by law.

    A distribution including a rollover that is not a direct rollover will be subject to the 20% withholding, and a 10% additional tax penalty may apply to any amount not added back in the rollover. The 20% withholding may be recovered when the participant or Beneficiary files a personal income tax return for the year if a rollover was completed within 60 days of receipt of the funds, except to the extent that the participant or spousal Beneficiary is otherwise underwithheld or short on estimated taxes for that year.

2. OTHER NON-PERIODIC DISTRIBUTIONS (FULL OR PARTIAL REDEMPTIONS)

    To the extent not described as requiring 20% withholding in 1 above, the portion of a non-periodic distribution which constitutes taxable income will be subject to federal income tax withholding, if the aggregate distributions exceed $200 for the year, unless the recipient elects not to have taxes withheld. If no such election is made, 10% of the taxable distribution will be withheld as federal income tax. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

3. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE
   YEAR)

    The portion of a periodic distribution which constitutes taxable income will be subject to federal income tax withholding under the wage withholding tables as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs. As of January 1, 1997, a recipient receiving periodic payments (e.g., monthly or annual payments under an annuity option) which total $14,850 or less per year, will generally be exempt from periodic withholding.

    Recipients who elect not to have withholding made are liable for payment of federal income tax on the taxable portion of the distribution. All recipients may also be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient to cover tax liabilities.

    Recipients who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Additionally, U.S citizens residing outside of the country, or U.S. legal residents temporarily residing outside the country, are not permitted to elect out of withholding.

                             INDEPENDENT ACCOUNTANTS

         Coopers & Lybrand L.L.P., independent accountants, 100 Pearl Street, Hartford, Connecticut, are the independent auditors for Fund ABD II. The services provided to Fund ABD II included primarily the audit of the Fund's financial statements. The financial statements for the year ended December 31, 1996 of Fund ABD II are incorporated herein by reference to the Fund ABD II Annual Report. Such financial statements have been audited by Coopers & Lybrand L.L.P., as indicated in their reports thereon in reliance upon the authority of said firm as experts in accounting and auditing.


         The financial statements of The Travelers Life and Annuity Company as of December 31, 1996 and 1995, and for each of the years in the three-year period ended December 31, 1996, have been included herein in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, and upon the authority of said firm as experts in accounting and auditing.

                          Independent Auditors' Report



The Board of Directors and Shareholder
The Travelers Life and Annuity Company:


We have audited the accompanying balance sheets of The Travelers Life and Annuity Company as of December 31, 1996 and 1995, and the related statements of income and retained earnings and cash flows for each of the years in the three-year period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Life and Annuity Company as of December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1996, in conformity with generally accepted accounting principles.




                                            /s/ KPMG Peat Marwick LLP
Hartford, Connecticut
January 17, 1997

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                   STATEMENTS OF INCOME AND RETAINED EARNINGS


(for the year ended December 31, in thousands)                           1996          1995           1994
----------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                             $  9,357      $  2,652       $  3,498
Net investment income                                                  89,040        63,209         66,093
Realized investment gains (losses)                                     (9,613)       18,713         (2,074)
Other                                                                  16,223        17,466         18,702
----------------------------------------------------------------------------------------------------------
         Total revenues                                               105,007       102,040         86,219
----------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Current and future insurance benefits                                  56,448        52,390         55,596
Amortization of deferred acquisition costs
  and value of insurance in force                                       3,286         1,563              -
Other operating expenses                                                5,691         4,651          2,758
----------------------------------------------------------------------------------------------------------
         Total benefits and expenses                                   65,425        58,604         58,354
----------------------------------------------------------------------------------------------------------

Income before federal income taxes                                     39,582        43,436         27,865
----------------------------------------------------------------------------------------------------------

Federal income taxes:
  Current                                                              29,456         2,555          4,742
  Deferred expense (benefit)                                          (15,665)       11,964          4,798
----------------------------------------------------------------------------------------------------------
         Total federal income taxes                                    13,791        14,519          9,540
----------------------------------------------------------------------------------------------------------
Net income                                                             25,791        28,917         18,325
Retained earnings beginning of year                                   157,907       128,990        110,665
Dividends to parent                                                    16,000             -              -
----------------------------------------------------------------------------------------------------------
Retained earnings end of year                                        $167,698      $157,907       $128,990
----------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                                 BALANCE SHEETS


(at December 31, in thousands)                                                              1996             1995
-----------------------------------------------------------------------------------------------------------------
ASSETS
Fixed maturities, available for sale at fair value
  (cost,  $672,173; $678,293)                                                         $  694,535       $  724,639
Equity securities, at fair value (cost, $6,654; $9,453)                                    9,554           13,099
Mortgage loans                                                                            90,542          125,813
Real estate held for sale, net of accumulated depreciation of $0; $524                    10,111            8,995
Policy loans                                                                               1,750                -
Short-term securities                                                                     70,755           51,381
Other investments                                                                         69,754           65,805
-----------------------------------------------------------------------------------------------------------------
         Total investments                                                               947,001          989,732
-----------------------------------------------------------------------------------------------------------------
Separate accounts                                                                      1,187,812          886,688
Deferred acquisition costs and value of insurance in force                                40,027           22,560
Deferred federal income taxes                                                             57,616           41,158
Other assets                                                                              21,827           24,501
-----------------------------------------------------------------------------------------------------------------
         Total assets                                                                 $2,254,283       $1,964,639
-----------------------------------------------------------------------------------------------------------------

LIABILITIES
Future policy benefits                                                                $  654,534       $  671,027
Contractholder funds                                                                      86,097           11,947
Separate accounts                                                                      1,124,605          856,867
Other liabilities                                                                         17,179           61,247
-----------------------------------------------------------------------------------------------------------------
         Total liabilities                                                             1,882,415        1,601,088
-----------------------------------------------------------------------------------------------------------------

SHAREHOLDER'S EQUITY
Common stock, par value $100; 100,000
  shares authorized, 30,000 issued and outstanding                                         3,000            3,000
Additional paid-in capital                                                               167,314          167,314
Retained earnings                                                                        167,698          157,907
Unrealized investment gains, net of taxes                                                 33,856           35,330
-----------------------------------------------------------------------------------------------------------------
         Total shareholder's equity                                                      371,868          363,551
-----------------------------------------------------------------------------------------------------------------

         Total liabilities and shareholder's equity                                   $2,254,283       $1,964,639
-----------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                            STATEMENTS OF CASH FLOWS
                           Increase (Decrease) in Cash


(for the year ended December 31, in thousands)                            1996           1995            1994
-------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Premiums collected                                                 $   6,472      $   1,950       $   3,498
  Net investment income received                                        71,083         66,219          57,240
  Benefits and claims paid                                             (70,331)       (71,710)        (72,298)
  Interest credited to contractholders                                    (813)             -               -
  Operating expenses paid                                               (5,482)        (3,013)         (4,400)
  Income taxes refunded (paid)                                         (23,931)       (35,305)          1,030
  Other                                                                 (6,857)        (6,772)         22,507
-------------------------------------------------------------------------------------------------------------
      Net cash provided by (used in) operating activities              (29,859)       (48,631)          7,577
-------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES
  Proceeds from maturities of investments
    Fixed maturities                                                    20,301         11,752          29,043
    Mortgage loans                                                      37,789         24,137          60,260
  Proceeds from sales of investments
    Fixed maturities                                                   978,970        459,971          41,671
    Equity securities                                                   12,818         11,823           9,373
    Mortgage loans                                                      22,437          7,013          23,327
    Real estate held for sale                                                -              -          34,181
  Purchases of investments
    Fixed maturities                                                  (994,443)      (515,098)       (204,412)
    Equity securities                                                   (5,412)          (156)           (375)
    Mortgage loans                                                     (21,450)        (4,890)         (5,607)
    Policy loans                                                        (1,750)             -               -
  Short-term securities, (purchases) sales, net                        (19,688)        (5,051)         (1,146)
  Other investments, (purchases) sales, net                             (6,160)         9,274             682
  Securities transactions in course of settlement                      (51,703)        45,727           5,722
-------------------------------------------------------------------------------------------------------------
      Net cash provided by (used in) investing activities              (28,291)        44,502          (7,281)
-------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES
  Contractholder fund deposits                                          96,490          5,707               -
  Contractholder fund withdrawals                                      (22,340)        (1,874)              -
  Dividends to parent company                                          (16,000)             -               -
-------------------------------------------------------------------------------------------------------------
      Net cash provided by financing activities                         58,150          3,833               -
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash                                      $       -      $    (296)      $     296
-------------------------------------------------------------------------------------------------------------
Cash at December 31                                                  $       -      $       -       $     296
-------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS



1.     NATURE OF OPERATIONS

       The Travelers Life and Annuity Company (the Company) is a wholly owned subsidiary of The Travelers Insurance Company (TIC), which is a wholly owned subsidiary of The Travelers Insurance Group Inc. (TIGI), which is an indirect wholly owned subsidiary of Travelers Group Inc. (Travelers Group), a financial services holding company engaged, through its subsidiaries, principally in four business segments: (i) Investment Services; (ii) Consumer Finance Services; (iii) Property & Casualty Insurance Services; and (iv) Life Insurance Services (through TIC and its subsidiaries). The periodic reports of Travelers Group provide additional business and financial information concerning that company and its consolidated subsidiaries.

       The Company offers fixed and variable deferred annuities and individual life insurance to individuals and small businesses. It also provides single premium group annuity close-out contracts and individual structured settlement annuities.

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       Significant accounting policies used in the preparation of the accompanying financial statements follow.

       Basis of presentation

       The financial statements and accompanying footnotes of the Company are prepared in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

       Certain prior year amounts have been reclassified to conform with the 1996 presentation.

       Investments

       Fixed maturities include bonds, notes and redeemable preferred stocks. Fixed maturities are valued based upon quoted market prices, or if quoted market prices are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. Fixed maturities are classified as "available for sale" and are reported at fair value, with unrealized investment gains and losses, net of income taxes, charged or credited directly to shareholder's equity.

       Equity securities, which include common and nonredeemable preferred stocks, are classified as "available for sale" and are carried at fair value based primarily on quoted market prices. Changes in fair values of equity securities are charged or credited directly to shareholder's equity, net of income taxes.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued



2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

       Mortgage loans are carried at amortized cost. A mortgage loan is considered impaired when it is probable that the Company will be unable to collect principal and interest amounts due. For mortgage loans that are determined to be impaired, a reserve is established for the difference between the amortized cost and fair market value of the underlying collateral. In estimating fair value, the Company uses interest rates reflecting the higher returns required in the current real estate financing market. Impaired loans were insignificant at December 31, 1996 and 1995.

       Real estate held for sale is carried at the lower of cost or fair value less estimated costs to sell. Fair value of foreclosed properties is established at the time of foreclosure by internal analysis or external appraisers, using discounted cash flow analyses and other acceptable techniques. Thereafter, an allowance for losses on real estate held for sale is established if the carrying value of the property exceeds its current fair value less estimated costs to sell. There was no such allowance at December 31, 1996 and 1995.

       Short-term securities, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than one year, are carried at amortized cost which approximates market.

       Accrual of income, included in other assets, is suspended on fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only as payment is received.

       Investment Gains and Losses

       Realized investment gains and losses are included as a component of pre-tax revenues based upon specific identification of the investments sold on the trade date. Also included are gains and losses arising from the remeasurement of the local currency value of foreign investments to U.S. dollars, the functional currency of the Company.

       Policy Loans

       Policy loans are carried at the amount of the unpaid balances that are not in excess of the net cash surrender values of the related insurance policies. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

       Separate Accounts

       Separate account liabilities primarily represent structured settlement annuity obligations, which provide guaranteed levels of return or benefits to contractholders. The separate account assets supporting these obligations, which are legally segregated and are not subject to claims that arise out of any other business of the Company, are primarily carried at fair value. Earnings on structured settlement contracts, generally net investment income less policyholder benefits and operating expenses, are included in other revenues.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued



2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

       In addition, the Company has other separate accounts, representing funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholders. Each of these accounts have specific investment objectives. The assets and liabilities of these accounts are carried at fair value, and amounts assessed to the contractholders for management services are included in revenues. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses.

       Deferred Acquisition Costs and Value of Insurance In Force

       Costs of acquiring individual life insurance and annuity business, principally commissions and certain expenses related to policy issuance, underwriting and marketing, all of which vary with and are primarily related to the production of new business, are deferred. Acquisition costs relating to traditional life insurance are amortized in relation to anticipated premiums; universal life in relation to estimated gross profits; and annuity contracts employing a level yield method. A 10- to 25-year amortization period is used for life insurance, and a 10- to 20-year period is employed for annuities. Deferred acquisition costs are reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any are charged to income.

       The value of insurance in force represents the actuarially determined present value of anticipated profits to be realized from annuities contracts at the date of acquisition using the same assumptions that were used for computing related liabilities where appropriate. The value of insurance in force was the actuarially determined present value of the projected future profits discounted at an interest rate of 16% for the business acquired. The value of the business in force is amortized using current interest crediting rates to accrete interest and amortized employing a level yield method. The value of insurance in force is reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any are charged to income.

       Future Policy Benefits

       Benefit reserves represent liabilities for future insurance policy benefits. Benefit reserves for life insurance and annuity policies have been computed based upon mortality, morbidity, persistency and interest assumptions applicable to these coverages, which range from 4.5% to 7.5%, including a provision for adverse deviation. These assumptions consider Company experience and industry standards. The assumptions vary by plan, age at issue, year of issue and duration.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued



2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

       Contractholder Funds

       Contractholder funds represent receipts from the issuance of universal life and certain individual annuity contracts. Contractholder Fund balances are increased by such receipts and credited interest and reduced by withdrawals, mortality charges and administrative expenses charged to the contractholders. Interest rates credited to contractholder funds range from 3.9% to 7.0%.

       Permitted Statutory Accounting Practices

       The Company, domiciled in the State of Connecticut, prepares statutory financial statements in accordance with the accounting practices prescribed or permitted by the State of Connecticut Insurance Department. Prescribed statutory accounting practices include certain publications of the National Association of Insurance Commissioners as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The impact of any permitted accounting practices on the statutory surplus of the Company is not material.

       Premiums

       Premiums are recognized as revenues when due. Reserves are established for the portion of premiums that will be earned in future periods.

       Other Revenues

       Other revenues include surrender, mortality and administrative charges and fees as earned on investment and other insurance contracts. Other revenues also include structured settlement policyholder revenues, which relate to contracts issued through a separate account of the Company, net of the related policyholder benefits and expenses.

       Federal Income Taxes

       The provision for federal income taxes is comprised of two components, current income taxes and deferred income taxes. Deferred federal income taxes arise from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities. The deferred federal income tax asset is recognized to the extent that future realization of the tax benefit is more likely than not, with a valuation allowance for the portion that is not likely to be recognized.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued



2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

       Future Application of Accounting Standards

       In June 1996, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 125 (FAS 125), "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." FAS 125 provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities. These standards are based on consistent application of a financial-components approach that focuses on control. Under that approach, after a transfer of financial assets, an entity recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered and derecognizes liabilities when extinguished. FAS 125 provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. The requirements of FAS No. 125 are effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after December 31, 1996, and are to be applied prospectively. However, in December 1996 the FASB issued FAS No. 127, "Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125," which delays until January 1, 1998 the effective date for certain provisions. The adoption of the provisions of this statement effective January 1, 1997 will not have a material impact on results of operations, financial condition or liquidity and the Company is currently evaluating the impact of the provisions whose effective date has been delayed until January 1, 1998.

3.     CHANGES IN ACCOUNTING PRINCIPLES

       Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of

       Effective January 1, 1996, the Company adopted Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." This statement establishes accounting standards for the impairment of long-lived assets and certain identifiable intangibles to be disposed. This statement requires a write down to fair value when long-lived assets to be held and used are impaired. The statement also requires long-lived assets to be disposed (e.g., real estate held for sale) be carried at the lower of cost or fair value less cost to sell, and does not allow such assets to be depreciated. The adoption of this standard did not have a material impact on the Company's financial condition, results of operations or liquidity.

       Accounting for Stock-Based Compensation

       The Company participates in a stock option plan sponsored by Travelers Group that provides for the granting of stock options in Travelers Group common stock to officers and key employees. The Company applies Accounting Principles Board Opinion No. 25 (APB 25) and related interpretations in accounting for stock options. Since stock options are issued at fair market value on the date of award, no compensation cost has been recognized for these awards. In October 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" (FAS 123). This statement provides an alternative to APB 25 whereby fair values may be ascribed to options using a valuation model and amortized to compensation cost over the vesting period of the options. Had the Company applied FAS 123 in accounting for stock options, net income would have been reduced by an insignificant amount in 1996 and 1995.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued




3.     CHANGES IN ACCOUNTING PRINCIPLES, Continued

       Accounting by Creditors for Impairment of a Loan

       Effective January 1, 1995, the Company adopted Statement of Financial Accounting Standards No. 114, "Accounting by Creditors for Impairment of a Loan," and Statement of Financial Accounting Standards No. 118, "Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosures," which describe how impaired loans should be measured when determining the amount of a loan loss accrual. These statements amended existing guidance on the measurement of restructured loans in a troubled debt restructuring involving a modification of terms. Their adoption did not have a material impact on the Company's financial condition, results of operations or liquidity.

4.     REINSURANCE

       The Company participates in reinsurance in order to limit losses, minimize exposure to large risks, provide capacity for future growth and to effect business-sharing arrangements. The Company remains primarily liable as the direct insurer on all risks reinsured.

       Life insurance in force ceded to TIC at December 31, 1996 and 1995 was $90.7 million and $97.7 million, respectively. At December 31, 1996 and 1995, $2.2 billion and $601.2 million, respectively, was ceded to non-affiliates.

5.     SHAREHOLDER'S EQUITY

       Unrealized Investment Gains (Losses)

       An analysis of the change in unrealized gains and losses on investments is shown in Note 12.

       Shareholder's Equity and Dividend Availability

       The Company's statutory net income was $17.9 million, $23.0 million and $5.7 million for the years ended December 31, 1996, 1995 and 1994, respectively.

       Statutory capital and surplus was $254.1 million and $257.8 million at December 31, 1996 and 1995, respectively.

       The Company is currently subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. Statutory surplus of $14.8 million is available in 1997 for dividend payments by the Company without prior approval of the Connecticut Insurance Department.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued



6.     DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

       The Company does not hold or issue derivative instruments for trading purposes. The carrying value of derivative instruments was not significant at December 31, 1996 and 1995.

       Fair Value of Certain Financial Instruments

       The Company uses various financial instruments in the normal course of its business. Fair values of financial instruments which are considered insurance contracts are not required to be disclosed and are not included in the amounts discussed.

       At December 31, 1996, investments in fixed maturities had a carrying value and a fair value of $694.5 million, compared with a carrying value and a fair value of $724.6 million at December 31, 1995. See Note 12.

       At December 31, 1996 and 1995, mortgage loans had a carrying value of $90.5 million and $125.8 million, respectively, which approximates fair value. In estimating fair value, the Company used interest rates reflecting the higher returns required in the current real estate financing market.

       The carrying values of $2.1 million and $1.9 million of financial instruments classified as other assets approximated their fair values at December 31, 1996 and 1995, respectively. The carrying values of $13.3 million and $55.3 million of financial instruments classified as other liabilities also approximated their fair values at December 31, 1996 and 1995, respectively. Fair value is determined using various methods including discounted cash flows, as appropriate for the various financial instruments.

       The assets of separate accounts providing a guaranteed return had a carrying value and a fair value of $896.9 million and $901.0 million, respectively, at December 31, 1996, compared to a carrying value and a fair value of $869.1 million and $923.0 million, respectively, at December 31, 1995. The liabilities of separate accounts providing a guaranteed return had a carrying value and a fair value of $808.7 million and $695.3 million, respectively, at December 31, 1996, compared to a carrying value and a fair value of $839.1 million and $766.3 million, respectively, at December 31, 1995.

       The carrying values of short-term securities and policy loans approximated their fair values.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued



7.     COMMITMENTS AND CONTINGENCIES

       Financial Instruments with Off-Balance Sheet Risk

       The Company has, in the normal course of business, provided fixed rate loan commitments and commitments to partnerships.

       The off-balance sheet risks of fixed rate loan commitments, commitments to partnerships and forward contracts were not significant at December 31, 1996 and 1995.

       Litigation

       The Company is a defendant in various litigation matters in the normal course of business. Although there can be no assurances, as of December 31, 1996, the Company believes, based on information currently available, that the ultimate resolution of these legal proceedings would not be likely to have a material adverse effect on its results of operations, financial condition or liquidity.

8.     BENEFIT PLANS

       Pension Plans

       The Company participates in a qualified, noncontributory defined benefit pension plan sponsored by Travelers Group covering the majority of Travelers Group's U.S. employees. Benefits for the qualified plan are based on an account balance formula. Under this formula, each employee's accrued benefit can be expressed as an account that is credited with amounts based upon the employee's pay, length of service and a specified interest rate, all subject to a minimum benefit level. This plan is funded in accordance with the Employee Retirement Income Security Act of 1974 and the Internal Revenue Code.

       The Company also participates in a nonqualified, noncontributory defined benefit pension plan sponsored by an affiliate covering the majority of the Company's U.S. employees. Contributions are based on benefits paid.

       The Company's share of net pension expense was not significant for 1996, 1995 or 1994.

       Other Benefit Plans

       In addition to pension benefits, the Company provides certain health care and life insurance benefits for retired employees through a plan sponsored by TIGI. Retirees may elect certain prepaid health care benefit plans. Life insurance benefits are generally set at a fixed amount. Beginning January 1, 1996, these plans were amended to restrict benefit eligibility to retirees and certain retiree-eligible employees. The cost recognized by the Company for these benefits represents its allocated share of the total costs of the plan, net of retiree contributions. The Company's share of the total cost of the plan for 1996, 1995 and 1994 was not significant.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued



8.     BENEFIT PLANS, Continued

       Savings, Investment and Stock Ownership Plan

       Under the savings, investment and stock ownership plan available to substantially all employees of TIGI, the Company matches a portion of employee contributions. Effective April 1, 1993, the match decreased from 100% to 50% of an employee's first 5% contribution and a variable match based on the profitability of TIGI and its subsidiaries was added through December 31, 1995. Effective January 1, 1996, the match remained at 50% of an employee's first 5% contribution with a maximum of $1,000. Effective January 1, 1997, employee contributions will be matched with Travelers Group stock options. The Company's expense was not significant for 1996, 1995 or 1994.

9.     RELATED PARTY TRANSACTIONS

       The principal banking functions, including payment of salaries and expenses, for certain subsidiaries and affiliates of TIGI, including the Company, are handled by TIC. Settlements for these functions between TIC and its affiliates are made regularly. TIC provides various employee benefit coverages to certain subsidiaries of TIGI. The premiums for these coverages were charged in accordance with cost allocation procedures based upon salaries or census. In addition, investment advisory and management services, data processing services and claims processing services are provided by affiliated companies. Charges for these services are shared by the companies on cost allocation methods based generally on estimated usage by department.

       TIGI and its subsidiaries maintain a short-term investment pool in which the Company participates. The position of each company participating in the pool is calculated and adjusted daily. At December 31, 1996 and 1995, the pool totaled approximately $2.9 billion and $2.2 billion, respectively. The Company's share of the pool amounted to $68.2 million and $49.5 million at December 31, 1996 and 1995, respectively, and is included in short-term securities in the balance sheet.

       The Company's TTM Modified Guaranteed Annuity Contracts are subject to a limited guarantee agreement by TIC in a principal amount of up to $250 million. TIC's obligation is to pay in full to any owner or beneficiary of the TTM Modified Guaranteed Annuity Contracts principal and interest as and when due under the annuity contract to the extent that the Company fails to make such payment. In addition, TIC guarantees that the Company will maintain a minimum statutory capital and surplus level.

       The Company sells structured settlement annuities to an affiliate, Travelers Property Casualty Corp., (TAP), formerly Travelers/Aetna Property Casualty Corp. Such deposits were $36.9 million, $36.6 million and $37.6 million for 1996, 1995 and 1994, respectively.

       The Company began marketing variable annuity products through its affiliate, Smith Barney, Inc., in 1995. Deposits related to these products were $300.0 million and $20.5 million in 1996 and 1995, respectively.

       Most leasing functions for TIGI and its subsidiaries are handled by TAP. Rent expense related to these leases are shared by the companies on a cost allocation method based generally on estimated usage by department. The company's rent expense was insignificant in 1996, 1995 and 1994.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued



10.    FEDERAL INCOME TAXES


       (in thousands)                                      1996           1995                1994
       --------------------------------------------------------------------------------------------
       Effective tax rate

       Income before federal income taxes              $ 39,582        $43,436             $27,865
       Statutory tax rate                                    35%            35%                 35%
       -------------------------------------------------------------------------------------------

       Expected federal income taxes                   $ 13,854        $15,203             $ 9,753
       Tax effect of:
          Nontaxable investment income                      (15)           (13)                (90)
          Adjustments to benefit and other reserves           -              -                (117)
          Other, net                                        (48)          (671)                 (6)
       --------------------------------------------------------------------------------------------
       Federal income taxes                            $ 13,791        $14,519             $ 9,540
       --------------------------------------------------------------------------------------------

       Effective tax rate                                    35%            33%                 34%
       -------------------------------------------------------------------------------------------

       Composition of federal income taxes

       Current:
          United States                                $ 29,435        $ 2,555             $ 4,742
          Foreign                                            21              -                   -
       --------------------------------------------------------------------------------------------
       Total                                             29,456          2,555                4,742
       --------------------------------------------------------------------------------------------

       Deferred:
          United States                                 (15,665)        11,964                4,798
       --------------------------------------------------------------------------------------------
       Federal income taxes                            $ 13,791        $14,519             $  9,540
       --------------------------------------------------------------------------------------------

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued



10.    FEDERAL INCOME TAXES, Continued

       The net deferred tax assets at December 31, 1996 and 1995 were comprised of the tax effects of temporary differences related to the following assets and liabilities:


       (in thousands)                                                           1996         1995
       ------------------------------------------------------------------------------------------
       Deferred tax assets:
         Benefit, reinsurance and other reserves                             $79,484    $  67,104
         Other                                                                 3,043        2,570
       ------------------------------------------------------------------------------------------
           Total                                                              82,527       69,674
       ------------------------------------------------------------------------------------------

       Deferred tax liabilities:
         Investments, Net                                                     12,113       19,625
         Deferred acquisition costs and
           value of insurance in force                                        10,066        6,285
         Other                                                                   662          536
       ------------------------------------------------------------------------------------------
          Total                                                               22,841       26,446
       ------------------------------------------------------------------------------------------

       Net deferred tax asset before valuation allowance                      59,686       43,228
       Valuation allowance for deferred tax assets                            (2,070)      (2,070)
       ------------------------------------------------------------------------------------------

       Net deferred tax asset after valuation allowance                      $57,616      $41,158
       ------------------------------------------------------------------------------------------

       Starting in 1994 and continuing for at least five years, TIC and its life insurance subsidiaries, including the Company, will file a consolidated federal income tax return. Federal income taxes are allocated to each member on a separate return basis adjusted for credits and other amounts required by the consolidation process. Any resulting liability will be paid currently to TIC. Any credits for losses will be paid by TIC to the extent that such credits are for tax benefits that have been utilized in the consolidated federal income tax return.

       A net deferred tax asset valuation allowance of $2.1 million has been established to reduce the deferred tax asset on investment losses to the amount that, based upon available evidence, is more likely than not to be realized. Reversal of the valuation allowance is contingent upon the recognition of future capital gains in the Company's consolidated life insurance company federal income tax return through 1998, and the consolidated federal income tax return of Travelers Group commencing in 1999, or a change in circumstances which causes the recognition of the benefits to become more likely than not. There was no change in the valuation allowance during 1996. The initial recognition of any benefit provided by the reversal of the valuation allowance will be recognized by reducing goodwill.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued



10.    FEDERAL INCOME TAXES, Continued

       In management's judgment, the $57.6 million "net deferred tax asset after valuation allowance" as of December 31, 1996, is fully recoverable against expected future years' taxable ordinary income and capital gains. At December 31, 1996, the Company has no ordinary or capital loss carryforwards.

       The "policyholders surplus account", which arose under prior tax law, is generally that portion of the gain from operations that has not been subjected to tax, plus certain deductions. The balance of this account, which, under provisions of the Tax Reform Act of 1984, will not increase after 1983, is estimated to be $2.0 million. This amount has not been subjected to current income taxes but, under certain conditions that management considers to be remote, may become subject to income taxes in future years. At current rates, the maximum amount of such tax (for which no provision has been made in the financial statements) would be approximately $700 thousand.

11.    NET INVESTMENT INCOME

       (For the year ended December 31, in thousands)          1996         1995          1994
       ---------------------------------------------------------------------------------------
       Gross investment income

       Fixed maturities                                     $54,029      $49,486       $44,354
       Equity securities                                        411          497           827
       Mortgage loans                                        15,491       11,644        17,178
       Real estate held for sale                              3,480        2,476         6,299
       Other                                                 19,770        2,552         4,480
       ---------------------------------------------------------------------------------------
                                                             93,181       66,655        73,138
       ---------------------------------------------------------------------------------------

       Investment expenses                                    4,141        3,446         7,045
       ---------------------------------------------------------------------------------------
       Net investment income                                $89,040      $63,209       $66,093
       ---------------------------------------------------------------------------------------

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued



12.    INVESTMENTS AND INVESTMENT GAINS (LOSSES)

       Realized investment gains (losses) for the periods were as follows:


       (For the year ended December 31, in thousands)            1996         1995          1994
       -----------------------------------------------------------------------------------------
       Realized

       Fixed maturities                                      $(11,491)     $(4,240)      $  (908)
       Equity securities                                        4,613        6,138         1,675
       Mortgage loans                                           1,979          725            36
       Real estate held for sale                                  (73)         (35)            -
       Other                                                   (4,641)      16,125        (2,877)
       -----------------------------------------------------------------------------------------
       Realized investment gains (losses)                    $ (9,613)     $18,713       $(2,074)
       -----------------------------------------------------------------------------------------


       Changes in net unrealized investment gains (losses) that are included as a separate component of shareholder's equity were as follows:


       (For the year ended December 31, in thousands)           1996          1995           1994
       ------------------------------------------------------------------------------------------
       Unrealized
       Fixed maturities                                     $(23,953)     $111,551       $(65,205)
       Equity securities                                        (746)        1,834            (27)
       Other                                                  22,431         4,390            (28)
       ------------------------------------------------------------------------------------------
                                                              (2,268)      117,775        (65,260)
       Related taxes                                            (794)       41,221        (22,841)
       ------------------------------------------------------------------------------------------
       Change in unrealized investment gains (losses)         (1,474)       76,554        (42,419)
       Balance beginning of year                              35,330       (41,224)         1,195
       ------------------------------------------------------------------------------------------
       Balance end of year                                  $ 33,856      $ 35,330       $(41,224)
       ------------------------------------------------------------------------------------------


       Fixed Maturities

       Proceeds from sales of fixed maturities classified as available for sale were $979.0 million and $460.0 million in 1996 and 1995, respectively. Gross gains of $8.4 million and $7.9 million and gross losses of $19.9 million and $10.3 million in 1996 and 1995, respectively, were realized on those sales.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued



12.    INVESTMENTS AND INVESTMENT GAINS (LOSSES), Continued


       The amortized cost and fair values of investments in fixed maturities were as follows:

       December 31, 1996
       ----------------------------------------------------------------------------------------------------
                                                                    Gross           Gross
                                               Amortized       unrealized      unrealized              Fair
       (in thousands)                               cost            gains          losses             value
       ----------------------------------------------------------------------------------------------------
       Available for sale:
          Mortgage-backed securities -
             CMOs and pass through
             securities                         $ 88,138          $ 1,637          $  629          $ 89,146
          U.S. Treasury securities
             and obligations of U.S.
             Government and
             government agencies
             and authorities                     115,059           10,371              61           125,369
          Obligations of states and
             political subdivisions                3,500              255              --             3,755
          Debt securities issued
             by foreign governments               56,097            1,473           1,269            56,301
          All other corporate bonds              409,294           13,862           3,277           419,879
          Redeemable preferred stock                  85               --              --                85
       ----------------------------------------------------------------------------------------------------
          Total                                 $672,173          $27,598          $5,236          $694,535
       ----------------------------------------------------------------------------------------------------

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued



12.    INVESTMENTS AND INVESTMENT GAINS (LOSSES), Continued


       December 31, 1995
       ------------------------------------------------------------------------------------------
                                                                Gross        Gross
                                              Amortized    unrealized   unrealized           Fair
       (in thousands)                              cost         gains       losses          value
       ------------------------------------------------------------------------------------------
       Available for sale:
          Mortgage-backed securities -
             CMOs and pass through
             securities                        $ 89,044       $ 2,545       $  378       $ 91,211
          U.S. Treasury securities
             and obligations of U.S.
             Government and
             government agencies
             and authorities                    160,988        24,267            1        185,254
          Obligations of states and
             political subdivisions               3,500           499            -          3,999
          All other corporate bonds             424,676        21,576        2,162        444,090
          Redeemable preferred stock                 85             -            -             85
       ------------------------------------------------------------------------------------------
          Total                                $678,293       $48,887       $2,541       $724,639
       ------------------------------------------------------------------------------------------

       The amortized cost and fair value of fixed maturities available for sale at December 31, 1996, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

       Maturity                                         Amortized           Fair
       (in thousands)                                        cost          value
       -------------------------------------------------------------------------
       Due in one year or less                           $ 11,184       $ 11,204
       Due after 1 year through 5 years                    50,397         50,366
       Due after 5 years through 10 years                 169,634        173,049
       Due after 10 years                                 352,820        370,770
       -------------------------------------------------------------------------
                                                          584,035        605,389
       Mortgage-backed securities                          88,138         89,146
       -------------------------------------------------------------------------
          Total                                          $672,173       $694,535
       -------------------------------------------------------------------------

       The Company makes significant investments in collateralized mortgage obligations (CMOs). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company's investment strategy is to purchase CMO tranches which are protected against prepayment risk, including planned amortization class (PAC) tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if a careful assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued



12.    INVESTMENTS AND INVESTMENT GAINS (LOSSES), Continued

       At December 31, 1996 and 1995, the Company held CMOs with a market value of $67.7 million and $68.6 million, respectively. The Company's CMO holdings are 100% and approximately 94% collateralized by GNMA, FNMA or FHLMC securities at December 31, 1996 and 1995, respectively.

       Equity Securities

       The cost and market values of investments in equity securities were as follows:

       December 31, 1996
       ----------------------------------------------------------------------------------------------------
                                                                 Gross             Gross
                                                            unrealized        unrealized               Fair
       (in thousands)                            Cost            gains            losses              value
       -----------------------------------------------------------------------------------------------------
       Common stocks                           $1,630           $2,845               $83             $4,392
       Nonredeemable preferred stocks           5,024              138                 -              5,162
       ----------------------------------------------------------------------------------------------------
         Total                                 $6,654           $2,983               $83             $9,554
       ----------------------------------------------------------------------------------------------------



       December 31, 1995
       ----------------------------------------------------------------------------------------------------
                                                                  Gross            Gross
                                                             unrealized       unrealized               Fair
       (in thousands)                            Cost             gains           losses              value
       ----------------------------------------------------------------------------------------------------
       Common stocks                           $3,310            $3,374             $ 68            $ 6,616
       Nonredeemable preferred stocks           6,143               340                -              6,483
       ----------------------------------------------------------------------------------------------------
         Total                                 $9,453            $3,714             $ 68            $13,099
       ----------------------------------------------------------------------------------------------------


       Proceeds from sales of equity securities were $12.8 million and $11.8 million in 1996 and 1995, respectively. Gross gains of $4.7 million and $4.9 million and gross losses of $155 thousand and $474 thousand in 1996 and 1995, respectively, were realized on those sales.

       Real estate held for sale and mortgage loans

       Underperforming assets include delinquent mortgage loans, loans in the process of foreclosure, foreclosed loans and loans modified at interest rates below market.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued



12.    INVESTMENTS AND INVESTMENT GAINS (LOSSES), Continued

       At December 31, 1996 and 1995, the Company's real estate held for sale and mortgage loan portfolios consisted of the following:

       (in thousands)                                           1996          1995
       ---------------------------------------------------------------------------
       Current mortgage loans                               $ 90,394      $108,142
       Underperforming mortgage loans                            148        17,671
       ---------------------------------------------------------------------------
              Total                                           90,542       125,813
       ---------------------------------------------------------------------------

       Real estate held for sale                              10,111         8,995
       ---------------------------------------------------------------------------
              Total                                         $100,653      $134,808
       ---------------------------------------------------------------------------


       Aggregate annual maturities on mortgage loans at December 31, 1996 are as follows:

       (in thousands)
       ---------------------------------------------------
       Past maturity                               $ 1,677
       1997                                          5,662
       1998                                            316
       1999                                          5,088
       2000                                          5,734
       2001                                          5,678
       Thereafter                                   66,387
       ---------------------------------------------------
          Total                                    $90,542
       ---------------------------------------------------

       Concentrations

       At December 31, 1996 the Company had investments of $75.1 million in the State of Israel and $40.6 million in Merrill Lynch Trust Series 45. In 1995, the Company had no concentration of credit risk in a single investee exceeding 10% of shareholder's equity.

       The Company participates in a short-term investment pool maintained by an affiliate. See Note 9.

       Included in fixed maturities are below investment grade assets totaling $40.7 million and $59.0 million at December 31, 1996 and 1995, respectively. The Company defines its below investment grade assets as those securities rated "Ba1" or below by external rating agencies, or the equivalent by internal analysts when a public rating does not exist. Such assets include publicly traded below investment grade bonds and certain other privately issued bonds that are classified as below investment grade loans.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued



12.    INVESTMENTS AND INVESTMENT GAINS (LOSSES), Continued

       The Company also had concentrations of investments, primarily fixed maturities, in the following industries:

       (in thousands)                                                            1996        1995
       ------------------------------------------------------------------------------------------
       Foreign governments                                                   $108,850     $     -
       Finance                                                                 90,222      25,853
       Transportation                                                          86,819      44,118
       ------------------------------------------------------------------------------------------

       Below investment grade assets included in the totals of the previous table were as follows:

       (in thousands)                                                          1996        1995
       ----------------------------------------------------------------------------------------
       Foreign governments                                                   $6,567     $     -
       Finance                                                                2,386         451
       Transportation                                                           776      18,648
       ----------------------------------------------------------------------------------------


       Concentrations of mortgage loans by property type at December 31, 1996 and 1995 were as follows:

       (in thousands)                                                           1996        1995
       -----------------------------------------------------------------------------------------
       Agricultural                                                          $33,501     $29,820
       Office                                                                 22,533      32,024
       Retail                                                                 20,024      27,870
       -----------------------------------------------------------------------------------------


       The Company monitors creditworthiness of counterparties to all financial instruments by using controls that include credit approvals, limits and other monitoring procedures. Collateral for fixed maturities often includes pledges of assets, including stock and other assets, guarantees and letters of credit. The Company's underwriting standards with respect to new mortgage loans generally require loan to value ratios of 75% or less at the time of mortgage origination.

       Non-Income Producing Investments

       Investments included in the balance sheets that were non-income producing for the preceding 12 months were insignificant.

       Restructured Investments

       The Company had mortgage loan and debt securities which were restructured at below market terms totaling approximately $1.0 million and $17.7 million at December 31, 1996 and 1995, respectively. The new terms typically defer a portion of contract interest payments to varying future periods. The accrual of interest is suspended on all restructured assets, and interest income is reported only as payment is received. Gross interest income on restructured assets that would have been recorded in accordance with the original terms of such assets was insignificant in 1996 and amounted to $4.9 million in 1995. Interest on these assets, included in net investment income, was insignificant in 1996 and amounted to $2.0 million in 1995.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                    NOTES TO FINANCIAL STATEMENTS, Continued



13.    LIFE AND ANNUITY DEPOSIT FUNDS AND RESERVES

       At December 31, 1996, the Company had $740.6 million of life and annuity deposit funds and reserves. Of that total, $659.0 million were not subject to discretionary withdrawal based on contract terms. The remaining $81.6 million were life and annuity products that were subject to discretionary withdrawal by the contractholders. Included in the amount that is subject to discretionary withdrawal were $50.4 million of liabilities that are surrenderable with market value adjustments. An additional $31.2 million of the life insurance and individual annuity liabilities are subject to discretionary withdrawals with an average surrender charge of 6.7%. The life insurance risks would have to be underwritten again if transferred to another carrier, which is considered a significant deterrent for long-term policyholders. Insurance liabilities that are surrendered or withdrawn from the Company are reduced by outstanding policy loans and related accrued interest prior to payout.

14. RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES

       The following table reconciles net income to net cash provided by (used in) operating activities:

       (For the year ended December 31, in thousands)                       1996             1995              1994
       ------------------------------------------------------------------------------------------------------------
       Net income from continuing operations                            $ 25,791         $ 28,917          $ 18,325
         Adjustments to reconcile net income to
             cash provided by operating activities
           Realized (gains) losses                                         9,613          (18,713)            2,074
           Deferred federal income taxes                                 (15,665)          11,964             4,798
           Amortization of deferred policy acquisition
              costs and value of insurance in force                        3,286            1,563                 -
           Additions to deferred policy acquisition costs                (20,753)          (3,109)          (21,014)
           Investment income accrued                                       1,308             (819)            1,085
           Premium balances receivable                                    (3,561)          (2,277)                -
           Insurance reserves and accrued expenses                       (16,459)         (20,081)          (16,062)
           Other                                                         (13,419)         (46,076)           18,371
       ------------------------------------------------------------------------------------------------------------

           Net cash provided by (used in) operating activities          $(29,859)        $(48,631)         $  7,577
       ------------------------------------------------------------------------------------------------------------

15.    NONCASH INVESTING AND FINANCING ACTIVITIES

       Significant noncash investing and financing activities include: a) the transfer of $2.6 million of real estate held for sale and mortgage loans from one of the Company's separate accounts to the general account in 1995, b) acquisition of real estate through foreclosures of mortgage loans amounting to $1.1 million, $0 and $10.3 million in 1996, 1995 and 1994, respectively.

                       STATEMENT OF ADDITIONAL INFORMATION
                                   FUND ABD II












                      Individual Variable Annuity Contract
                                    issued by





                     The Travelers Life and Annuity Company
                                One Tower Square
                           Hartford, Connecticut 06183













L-12548S                                                               (5/97)

PORTFOLIO ARCHITECT

ANNUAL REPORT
DECEMBER 31, 1996

                 THE TRAVELERS FUND ABD II
                 FOR VARIABLE ANNUITIES


[TRAVELERSLIFE LOGO]

The Travelers Insurance Company
The Traverlers Life and Annuity Company
One Tower Square
Hartford, CT  06183

                           THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996



ASSETS:
 Investments in eligible funds at market value:
  Capital Appreciation Fund, 780 shares (cost $30,910)...............................   $   28,636
  Travelers Series Fund Inc.:
     Alliance Growth Portfolio, 139 shares (cost $2,336).............................        2,334
     Putnam Diversified Income Portfolio, 287 shares (cost $3,477)...................        3,325
  The Travelers Series Trust:
     Travelers Quality Bond Portfolio, 9,203 shares (cost $95,608)...................       92,947
     Lazard International Stock Portfolio, 544 shares (cost $5,700)..................        5,860
     MFS Emerging Growth Portfolio, 3,022 shares (cost $32,647)......................       31,883
     Large Cap Portfolio, 707 shares (cost $7,828)...................................        7,983
     Equity Income Portfolio, 2,795 shares (cost $31,132)............................       30,994
                                                                                        ----------
      Total Investments (cost $209,638)..............................................                 $    203,962

 Dividends receivable................................................................                        4,649
                                                                                                      ------------
      Total Assets...................................................................                      208,611
                                                                                                      ------------
LIABILITIES:
 Accrued liabilities.................................................................                           58
                                                                                                      ------------

      Total Liabilities..............................................................                           58
                                                                                                      ------------

NET ASSETS:                                                                                           $    208,553
                                                                                                      ============

                       See Notes to Financial Statements

                           THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF OPERATIONS
                       FOR THE PERIOD DECEMBER 16, 1996
               (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 1996


INVESTMENT INCOME:
 Dividends............................................................................                  $      5,162

EXPENSES:
 Insurance charges....................................................................  $         54
 Administrative fees..................................................................             5
                                                                                         -----------
  Total expenses......................................................................                            59
                                                                                                        ------------
   Net investment income..............................................................                         5,103
                                                                                                        ------------
UNREALIZED LOSS ON INVESTMENTS:
   December 31, 1996..................................................................                        (5,676)
                                                                                                        -------------
 Net decrease in net assets resulting from operations.................................                  $       (573)
                                                                                                        =============

                       See Notes to Financial Statements

                           THE TRAVELERS FUND ABD II
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                       FOR THE PERIOD DECEMBER 16, 1996
               (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 1996

                                                                                      1996
                                                                                      ----
OPERATIONS:
 Net investment income.........................................................   $     5,103
 Unrealized loss on investments................................................        (5,676)
                                                                                  ------------
  Net decrease in net assets resulting from operations.........................          (573)
                                                                                  ------------
UNIT TRANSACTIONS:
 Participant purchase payments.................................................
  (applicable to 206,161 units)................................................       209,126
                                                                                  ------------

    Net increase in net assets resulting from unit transactions................       209,126
                                                                                  ------------

     Net increase in net assets................................................       208,553

NET ASSETS:
 Beginning of period...........................................................            -
                                                                                  ------------

 End of period.................................................................   $   208,553
                                                                                  ============


                       See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

   The Travelers Fund ABD II for Variable Annuities ("Fund ABD II") is a separate account of The Travelers Life and Annuity Company ("Travelers Life"), which is a wholly owned subsidiary of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Travelers Group Inc., and is available for funding certain variable annuity contracts issued by Travelers Life. Fund ABD II is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

   Participant purchase payments applied to Fund ABD II are invested in one or more eligible funds in accordance with the selection made by the contract owner. As of December 31, 1996, the eligible funds available under Fund ABD II are: Capital Appreciation Fund; Cash Income Trust; Alliance Growth Portfolio, Putnam Diversified Income Portfolio, and MFS Total Return Portfolio of Travelers Series Fund Inc.; Travelers Quality Bond Portfolio, Lazard International Stock Portfolio, MFS Emerging Growth Portfolio, Federated Stock Portfolio, Federated High Yield Portfolio, Large Cap Portfolio and Equity Income Portfolio of The Travelers Series Trust. All of the funds are Massachusetts business trusts, except Travelers Series Fund Inc. which is incorporated under Maryland law. All eligible funds are managed by affiliates of The Travelers.

   The following is a summary of significant accounting policies consistently followed by Fund ABD II in the preparation of its financial statements.

   SECURITY VALUATION. Investments are valued daily at the net asset values per share of the underlying funds.

   FEDERAL INCOME TAXES. The operations of Fund ABD II form a part of the total operations of Travelers Life and are not taxed separately. Travelers Life is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income of Fund ABD II. Fund ABD II is not taxed as a "regulated investment company" under Subchapter M of the Code.

   OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date.

2. INVESTMENTS

   Purchases of investments aggregated $209,638, for the period ended December 31, 1996. There were no sales for the period ended December 31, 1996. Realized gains and losses from investment transactions are reported on an identified cost basis. The cost of investments in eligible funds was $209,638 at December 31, 1996. Gross unrealized appreciation for all investments at December 31, 1996 was $315. Gross unrealized depreciation for all investments at December 31, 1996 was $5,991.

3. CONTRACT CHARGES

   Insurance charges are paid for the mortality and expense risks assumed by Travelers Life. These charges are equivalent to 1.25% of the average net assets of Fund ABD II on an annual basis.

   Administrative fees are paid for administrative expenses incurred by Travelers Life. This charge is equivalent to 0.15% of the average net assets of Fund ABD II on an annual basis.

   For contracts in the accumulation phase with a contract value less than $40,000, an annual charge of $30 (prorated for partial periods) is deducted from participant account balances and paid to Travelers Life to cover contract administrative charges.

   No sales charge is deducted from participant purchase payments when they are received. However, Travelers Life generally assesses a contingent deferred sales charge of up to 6% if a participant's purchase payment is surrendered within seven years of its payment date. No contingent deferred sales charges were assessed for the period ended December 31, 1996.

4. NET CONTRACT OWNERS' EQUITY


                                                                                                DECEMBER 31, 1996
                                                                                -----------------------------------------------
                                                                                ACCUMULATION             UNIT              NET
                                                                                   UNITS                 VALUE           ASSETS
                                                                                   -----                 -----           ------
Capital Appreciation Fund.............................................                29,824     $       1.032   $        30,772
Travelers Series Fund Inc.
 Alliance Growth Portfolio............................................                 2,250             1.037             2,333
 Putnam Diversified Income Portfolio..................................                 3,300             1.007             3,323
The Travelers Series Trust
 Travelers Quality Bond Portfolio.....................................                95,203             1.001            95,290
 Lazard International Stock Portfolio.................................                 5,702             1.027             5,857
 MFS Emerging Growth Portfolio........................................                31,886             1.004            32,019
 Large Cap Portfolio..................................................                 7,800             1.023             7,979
 Equity Income Portfolio..............................................                30,196             1.026            30,980
                                                                                                                 ---------------
Net Contract Owners' Equity....................................................................................  $       208,553
                                                                                                                 ===============

5. SCHEDULE OF FUND ABD II OPERATIONS AND CHANGES IN NET ASSETS
   FOR THE PERIOD DECEMBER 16, 1996
   (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 1996





                                                                               PUTNAM                          LAZARD
                                             CAPITAL        ALLIANCE         DIVERSIFIED     TRAVELERS      INTERNATIONAL
                                           APPRECIATION      GROWTH            INCOME       QUALITY BOND       STOCK
                                              FUND          PORTFOLIO         PORTFOLIO       PORTFOLIO      PORTFOLIO
                                           ------------  -------------    -------------    -------------     ------------
INVESTMENT INCOME:
Dividends...............................   $    2,151    $          86      $      177      $      2,347     $          -
                                           ----------    -------------      ----------      ------------     ------------
EXPENSES:
Insurance charges.......................           13                1               2                 4                3
Administrative fees.....................            2                -               -                 -                -
                                           ----------    -------------      ----------      ------------     ------------
      Net investment income (loss)......        2,136               85             175             2,343               (3)
                                           ----------    -------------      ----------      ------------     ------------

UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    End of period.......................       (2,274)              (2)           (152)           (2,661)             160
                                           ----------    -------------      ----------      ------------     ------------


Net increase (decrease) in net assets
      resulting from operations.........         (138)              83              23              (318)             157
                                           ----------    -------------      ----------      ------------     ------------



UNIT TRANSACTIONS:
Participant purchase payments...........       30,910            2,250           3,300            95,608            5,700
                                           ----------    -------------      ----------      ------------     ------------

    Net increase in net assets resulting
      from unit transactions............       30,910            2,250           3,300            95,608            5,700
                                           ----------    -------------      ----------      ------------     ------------

      Net increase in net assets........       30,772            2,333           3,323            95,290            5,857

NET ASSETS:
    Beginning of period.................            -                -               -                 -                -
                                           ----------    -------------      ----------      ------------     ------------

    End of period.......................   $   30,772    $       2,333      $    3,323      $     95,290     $      5,857
                                           ==========    =============      ==========      ============     ============


    MFS EMERGING
      GROWTH       LARGE CAP    EQUITY INCOME
     PORTFOLIO     PORTFOLIO      PORTFOLIO     COMBINED
   -------------  -----------   ------------   ----------

   $     151      $       28    $       222    $    5,162
   ---------      ----------    -----------    ----------

          14               4             13            54
           1               -              2             5
   ---------      ----------    -----------    ----------
         136              24            207         5,103
   ---------      ----------    -----------    ----------


        (764)            155           (138)       (5,676)
   ---------      ----------    -----------    ----------



        (628)            179             69          (573)
   ---------      ----------    -----------    ----------




      32,647           7,800         30,911       209,126
   ---------      ----------    -----------    ----------


      32,647           7,800         30,911       209,126
   ---------      ----------    -----------    ----------

      32,019           7,979         30,980       208,553




           -               -              -             -
   ---------      ----------    -----------    ----------

   $  32,019      $    7,979    $    30,980    $  208,553
   =========      ==========    ===========    ==========

6.  SCHEDULE OF ACCUMULATION UNITS FOR FUND ABD II
    FOR THE PERIOD DECEMBER 16, 1996
    (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 1996.


                                                                                                PUTNAM
                                                              CAPITAL          ALLIANCE      DIVERSIFIED      TRAVELERS
                                                            APPRECIATION        GROWTH          INCOME       QUALITY BOND
                                                               FUND            PORTFOLIO       PORTFOLIO         FUND
                                                            -------------     ------------   ------------    ------------
Accumulation units beginning of period....................              -               -               -               -
Accumulation units purchased and
   transferred from other Travelers accounts..............         29,824           2,250           3,300          95,203
Accumulation units redeemed and
   transferred to other Travelers accounts................              -               -               -               -
                                                            -------------     ------------   ------------    ------------
Accumulation units end of period..........................         29,824           2,250           3,300          95,203
                                                            =============     =============  =============   =============


                                                               LAZARD        MFS EMERGING
                                                            INTERNATIONAL       GROWTH        LARGE CAP     EQUITY INCOME
                                                           STOCK PORTFOLIO    PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                            -------------    ------------     ----------    -------------
Accumulation units beginning of period....................              -               -               -               -
Accumulation units purchased and
   transferred from other Travelers accounts..............          5,702          31,886           7,800          30,196
Accumulation units redeemed and
   transferred to other Travelers accounts................              -               -               -               -
                                                            -------------     ------------   ------------    ------------
Accumulation units end of period..........................          5,702          31,886           7,800          30,196
                                                            =============     =============  =============   =============

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Owners of Variable Annuity Contracts of
 The Travelers Fund ABD II for Variable Annuities:


We have audited the accompanying statement of assets and liabilities of The Travelers Fund ABD II for Variable Annuities as of December 31, 1996, and the related statement of operations and changes in net assets for the period December 16, 1996 (date operations commenced) to December 31, 1996. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of shares owned as of December 31, 1996, by correspondence with the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Fund ABD II for Variable Annuities as of December 31, 1996, the results of its operations and the changes in its net assets for the period December 16, 1996 (date operations commenced) to December 31, 1996, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.


Hartford, Connecticut
February 7, 1997

                            Independent Accountants
                            COOPERS & LYBRAND L.L.P.
                             Hartford, Connecticut





This report is prepared for the general information of contract owners and is not an offer of shares of The Travelers Fund ABD II for Variable Annuities or Fund ABD II's underlying funds. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity products offered by The Travelers Life and Annuity Company and the Prospectuses of the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.









FNDABDII    (Annual)   (12-96)   Printed in U.S.A.

                                     PART C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a) The financial statements of the Registrant and the Report of Independent Accountants thereto are contained in the Registrant's Annual Report and are incorporated into the Statement of Additional Information by reference. The financial statements of the Registrant include:

            Statement of Assets and Liabilities as of December 31, 1996 Statement of Operations for the year ended December 31, 1996 Statement of Changes in Net Assets for the period December 16,
                  1996 (date operations commenced) to December 31, 1996
            Statement of Investments as of December 31, 1996
            Notes to Financial Statements

      The audited financial statements of The Travelers Life and Annuity Company and the Reports of Independent Accountants, are contained in the Statement of Additional Information. The financial statements of The Travelers Life and Annuity Company include:

            Statements of Income and Retained Earnings for the years ended
                  December 31, 1996, 1995 and 1994
            Balance Sheets as of December 31, 1996 and 1995
            Statements of Cash Flows for the years ended December 31, 1996,
                  1995 and 1994
            Notes to Financial Statements


(b)   Exhibits

    1. Resolution of The Travelers Life and Annuity Company Board of Directors authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to the Registration Statement on Form N-4, filed December 22, 1995.)

    2.     Exempt.

 3(a). Distribution and Management Agreement among the Registrant, The Travelers Life and Annuity Company and Tower Square Securities, Inc. (Incorporated herein by reference to Exhibit 3(a) to the Registration Statement on Form N-4, filed December 22, 1995.)

 3(b).     Form of Selling Agreement.

    4. Form of Variable Annuity Contract(s). (Incorporated herein by reference to Exhibit 4 to the Registration Statement on Form N-4, filed June 17, 1996.)

    5.     None.

 6(a). Charter of The Travelers Life and Annuity Company, as amended on April 10, 1990. (Incorporated herein by reference to Exhibit 3(a) to the Registration Statement on Form N-4, File No. 33-58131, filed via Edgar on March 17, 1995.)

 6(b). By-Laws of The Travelers Life and Annuity Company, as amended on October 20, 1994. (Incorporated herein by reference to Exhibit 3(b) to the Registration Statement on Form N-4, File No. 33-58131, filed via Edgar on March 17, 1995.)

    7.     None.
    8.     None.

    9.     Opinion  of  Counsel  as  to  the  legality  of  securities   being
           registered.

10(a).     Consent of Coopers & Lybrand L.L.P., Independent Accountants.

10(b).     Consent of KPMG Peat  Marwick  LLP,  Independent  Certified  Public
           Accountants.

   13.     Schedule for computation of each performance quotation.

15(a). Powers of Attorney authorizing Jay S. Fishman or Ernest J. Wright as signatory for Michael A. Carpenter, Robert I. Lipp, Charles O. Prince III, Marc P. Weill, Irwin R. Ettinger, Donald T. DeCarlo and Christine B. Mead. (Incorporated herein by reference to Exhibit 15 to the Registration Statement on Form N-4, filed December 22, 1995.)

15(b). Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Michael A. Carpenter, Ian R. Stuart and Katherine M. Sullivan. (Incorporated herein by reference to
           Exhibit 15(b) to the Registration Statement on Form N-4, filed June 17, 1996.)

15(c). Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Jay S. Benet and George C. Kokulis.
           (Incorporated herein by reference to Exhibit 15(c) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, filed August 15, 1997.)

15(d).     Power of  Attorney  authorizing  Ernest J.  Wright or  Kathleen  A.
           McGah as signatory for Ian R. Stuart. (Incorporated herein by reference to Exhibit 15(d) to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 filed February 28, 1997.)


27.        Financial Data Schedules.

Item 25.  Directors and Officers of the Depositor

Name and Principal                  Positions and Offices
Business Address                    with Depositor

Michael A. Carpenter*               Director, Chairman of the Board
                                    President and Chief Executive Officer
Jay S. Benet*                       Director and Senior Vice President
George C. Kokulis*                  Director and Senior Vice President
Robert I. Lipp*                     Director
Ian R. Stuart*                      Director, Senior Vice President,
                                    Chief Financial Officer, Chief
                                    Accounting Officer and Controller
Katherine M. Sullivan*              Director and Senior Vice President
                                    and General Counsel
Marc P. Weill**                     Director and Senior Vice President
Stuart Baritz**                     Senior Vice President
Elizabeth C. Georgakopoulos*        Senior Vice President
Barry Jacobson*                     Senior Vice President
Russell H. Johnson*                 Senior Vice President
Warren H. May*                      Senior Vice President
Christine M. Modie*                 Senior Vice President
David A. Tyson*                     Senior Vice President
F. Denney Voss*                     Senior Vice President
Paula Burton*                       Vice President
Charles N. Vest*                    Vice President and Actuary
Donald R. Munson, Jr.*              Second Vice President
Ernest J. Wright*                   Vice President and Secretary
Kathleen A. McGah*                  Assistant Secretary and Counsel


Principal Business Address:
*  The Travelers Life and Annuity Company          **Travelers Group Inc.
   One Tower Square                                  388 Greenwich Street
   Hartford, CT  06183                               New York, N.Y. 10013

Item 26. Persons Controlled by or Under Coimmon Control with the Depositor or Registrant


              OWNERSHIP OF THE TRAVELERS LIFE AND ANNUITY COMPANY


Company                                                       State of  Organization        Ownership         Principal Business
-------                                                       ----------------------        ---------         ------------------
Travelers Group Inc.                                          Delaware                      Publicly Held     ----------------
   Associated Madison Companies Inc.                          Delaware                      100.00            ----------------
       PFS Services Inc.                                      Georgia                       100.00            ----------------
           The Travelers Insurance Group, Inc.                Connecticut                   100.00            ----------------
               The Travelers Insurance Company                Connecticut                   100.00            Insurance
                   The Travelers Life and Annuity Company     Connecticut                   100.00            Insurance

--------------------------------------------------------------------------------

               PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
                     THE TRAVELERS LIFE AND ANNUITY COMPANY





                                                                                            % of Voting
                                                                                            Securities
                                                                                         Owned  Directly
                                                                        State of         or Indirectly by
                                                                        Organization     The Travelers Inc.   Principal Business
                                                                        ------------     -----------------    ------------------
AC Health Ventures, Inc.                                                Delaware               100.00         Inactive
AMCO Biotech, Inc.                                                      Delaware               100.00         Inactive
Associated Madison Companies, Inc.                                      Delaware               100.00         Holding company.
     American National Life Insurance (T & C), Ltd.                     Turks and
                                                                          Caicos Islands       100.00         Insurance
     ERISA Corporation                                                  New York               100.00         Inactive
     Mid-America Insurance Services, Inc.                               Georgia                100.00         Third party
                                                                                                                administrator
     National Marketing Corporation                                     Pennsylvania           100.00         Inactive
     PFS Services, Inc.                                                 Georgia                100.00         General partner and
                                                                                                                holding company
          The Travelers Insurance Group Inc.                            Connecticut            100.00         Holding company




                                                                         3/18/97

                                                                                           % of Voting
                                                                                            Securities
                                                                                         Owned  Directly
                                                                        State of         or Indirectly by
                                                                        Organization     The Travelers Inc.   Principal Business
                                                                        ------------     -----------------    ------------------
               Constitution Plaza, Inc.                                 Connecticut            100.00         Real estate brokerage
               KP Properties Corporation                                Massachusetts          100.00         Real estate
               KPI 85, Inc.                                             Massachusetts          100.00         Real estate
               KRA Advisers Corporation                                 Massachusetts          100.00         Real estate
               KRP Corporation                                          Massachusetts          100.00         Real estate
               La Metropole S.A.                                        Belgium                 98.83         P-C insurance/
                                                                                                                reinsurance
               The Prospect Company                                     Delaware               100.00         Investments
                    89th & York Avenue Corporation                      New York               100.00         Real estate
                    979 Third Avenue Corporation                        Delaware               100.00         Real estate
                    Meadow Lane, Inc.                                   Georgia                100.00         Real estate
                                                                                                                development
                    Panther Valley, Inc.                                New Jersey             100.00         Real estate management
                    Prospect Management Services Company                Delaware               100.00         Real estate management
                    The Travelers Asset Funding Corporation             Connecticut            100.00         Investment adviser
                         Travelers Capital Funding Corporation          Connecticut            100.00         Furniture/equipment
               The Travelers Insurance Company                          Connecticut            100.00         Insurance
                     The Plaza Corporation                              Connecticut            100.00         Holding company
                         The Copeland Companies                         New Jersey             100.00         Holding company
                              American Odyssey Funds Management,
                                Inc.                                    New Jersey             100.00         Investment advisor
                                   American Odyssey Funds, Inc.         Maryland               100.00         Investment management
                              Copeland Administrative Services, Inc.    New Jersey             100.00         Administrative
                                                                                                                services
                              Copeland Associates, Inc.                 Delaware               100.00         Fixed/variable
                                                                                                                annuities
                                   Copeland Associates Agency of
                                     Ohio, Inc.                         Ohio                    99.00         Fixed/variable
                                                                                                                annuities
                                   Copeland Associates of Alabama,
                                     Inc.                               Alabama                100.00         Fixed/variable
                                                                                                                annuities
                                   Copeland Associates of Montana,
                                     Inc.                               Montana                100.00         Fixed/variable
                                                                                                                annuities
                                   Copeland Benefits Management
                                     Company                            New Jersey              51.00         Investment marketing
                                   Copeland Equities, Inc.              New Jersey             100.00         Fixed/variable
                                                                                                                annuities
                                   H.C. Copeland Associates, Inc. of
                                     Massachusetts                      Massachusetts          100.00         Fixed annuities
                              Copeland Financial Services, Inc.         New Jersey             100.00         Investment advisory
                                                                                                                services.
                              Copeland Healthcare Services, Inc.        New Jersey             100.00         Life insurance
                                                                                                                marketing
                              H.C. Copeland and Associates, Inc.
                                of Texas                                Texas                  100.00         Fixed/variable
                                                                                                                annuities

                                                                                            % of Voting
                                                                                            Securities
                                                                                         Owned  Directly
                                                                        State of         or Indirectly by
                                                                        Organization     The Travelers Inc.   Principal Business
                                                                        ------------     -----------------    ------------------
                         Three Parkway Inc. - I                         Pennsylvania           100.00         Investment real estate
                         Three Parkway Inc. - II                        Pennsylvania           100.00         Investment real estate
                         Three Parkway Inc. - III                       Pennsylvania           100.00         Investment real estate
                         Tower Square Securities, Inc.                  Connecticut            100.00         Broker dealer
                         Travelers Asset Management International
                           Corporation                                  New York               100.00         Investment adviser
                         Travelers Distribution Company                 Delaware               100.00
                         Travelers Investment Adviser, Inc.             Delaware               100.00         Investment Advisor
                         Travelers/Net Plus Agency of Ohio, Inc.        Ohio                   100.00         Insurance agency
                         Travelers/Net Plus Insurance Agency, Inc.      Massachusetts          100.00         Insurance agency
                         Travelers/Net Plus, Inc.                       Connecticut            100.00
                    The Travelers Life and Annuity Company              Connecticut            100.00         Life insurance
                    Travelers Insurance Holdings Inc.                   Georgia                100.00         Holding company
                         AC RE, Ltd.                                    Bermuda                100.00         Reinsurance
                         American Financial Life Insurance Company      Texas                  100.00         Insurance
                         Primerica Life Insurance Company               Massachusetts          100.00         Life insurance
                              National Benefit Life Insurance
                                Company                                 New York               100.00         Insurance
                              Primerica Financial Services
                                (Canada) Ltd.                           Canada                 100.00         Holding company
                                   PFSL Investments Canada Ltd.         Canada                 100.00         Mutual fund dealer
                                   Primerica Financial Services Ltd.    Canada                 82.82          General agent
                                   Primerica Life Insurance Company
                                     of Canada                          Canada                 100.00         Life insurance
               The Travelers Insurance Corporation Proprietary
                 Limited                                                Australia              100.00         Inactive
               Travelers Canada Corporation                             Canada                 100.00         Inactive
               Travelers Mortgage Securities Corporation                Delaware               100.00         Collateralized
                                                                                                                obligations
               Travelers of Ireland Limited                             Ireland                99.90          Data processing
               Travelers Property Casualty Corp.                        Delaware               82.00          Holding company
                    The Aetna Casualty and Surety Company               Connecticut            100.00         Insurance company
                         AE Development Group, Inc.                     Connecticut            100.00
                         Aetna Casualty & Surety Company of Canada      Canada                 100.00
                         Aetna Casualty and Surety Company of
                           America                                      Connecticut            100.00         Insurance company
                         Aetna Casualty and Surety Company of
                           Illinois                                     Illinois               100.00         Insurance company

                                                                                           % of Voting
                                                                                            Securities
                                                                                          Owned  Directly
                                                                        State of         or Indirectly by
                                                                        Organization     The Travelers Inc.   Principal Business
                                                                        ------------     -----------------    ------------------
                         Aetna Casualty Company of Connecticut          Connecticut            100.00         Insurance company
                         Aetna Commercial Insurance Company             Connecticut            100.00         Insurance company
                         Aetna Excess and Surplus Lines Company         Connecticut            100.00         Insurance Company
                         Aetna Lloyds of Texas Insurance Company        Texas                  100.00         Insurance company
                         Aetna National Accounts U.K. Limited           United Kingdom         100.00         Insurance company
                         Axia Services, Inc.                            New York               100.00
                         Farmington Casualty Company                    Connecticut            100.00         Insurance company
                         Farmington Management, Inc.                    Connecticut            100.00
                         Urban Diversified Properties, Inc.             Connecticut            100.00
                    The Standard Fire Insurance Company                 Connecticut            100.00
                         AE Properties, Inc.                            California             100.00
                         Aetna Insurance Company                        Connecticut            100.00         Insurance company
                         Aetna Insurance Company of Illinois            Illinois               100.00         Insurance company
                         Aetna Personal Security Insurance Company      Connecticut            100.00         Insurance company
                         Community Rehabilitation Investment
                           Corporation                                  Connecticut            100.00
                         The Automobile Insurance Company of
                           Hartford, Connecticut                        Connecticut            100.00         Insurance company
                    The Travelers Indemnity Company                     Connecticut            100.00         P-C insurance
                         Commercial Insurance Resources, Inc.           Delaware               100.00         Holding company
                              Gulf Insurance Company                    Missouri               100.00         P-C insurance
                                   Atlantic Insurance Company           Texas                  100.00         P-C insurance
                                   Gulf Risk Services, Inc.             Delaware               100.00         Claims/risk management
                                   Gulf Underwriters Insurance
                                     Company                            Missouri               100.00         P-C ins/surplus lines
                                   Select Insurance Company             Texas                  100.00         P-C insurance
                         Countersignature Agency, Inc.                  Florida                100.00         Countersign ins
                                                                                                                policies
                         First Floridian Auto and Home Insurance
                           Company                                      Florida                100.00         Insurance company
                         First Trenton Indemnity Company                New Jersey             100.00         P-C insurance
                         Laramia Insurance Agency, Inc.                 North Carolina         100.00         Flood insurance
                         Secure Affinity Agency, Inc.                   Delaware               100.00         P-C insurance agency
                         The Charter Oak Fire Insurance Company         Connecticut            100.00         P-C insurance
                         The Parker Realty and Insurance
                           Agency, Inc.                                 Vermont                58.00          Real estate

                                                                                           % of Voting
                                                                                           Securities
                                                                                         Owned  Directly
                                                                        State of         or Indirectly by
                                                                        Organization     The Travelers Inc.   Principal Business
                                                                        ------------     -----------------    ------------------
                        The Phoenix Insurance Company                   Connecticut            100.00         P-C insurance
                              Constitution State Service Company        Montana                100.00         Service company
                              The Travelers Indemnity Company of
                                America                                 Georgia                100.00         P-C insurance
                              The Travelers Indemnity Company of
                                Connecticut                             Connecticut            100.00         Insurance
                              The Travelers Indemnity Company of
                                Illinois                                Illinois               100.00         P-C insurance
                         The Premier Insurance Company of
                           Massachusetts                                Massachusetts          100.00         Insurance
                         The Travelers Home and Marine Insurance
                           Company                                      Indiana                100.00         P-C insurance
                         The Travelers Indemnity Company of
                           Missouri                                     Missouri               100.00         P-C insurance
                         The Travelers Lloyds Insurance Company         Texas                  100.00         Non-life insurance
                         The Travelers Marine Corporation               California             100.00         General insurance
                                                                                                                brokerage
                         TI Home Mortgage Brokerage, Inc.               Delaware               100.00         Mortgage brokerage
                                                                                                                services
                         TravCo Insurance Company                       Indiana                100.00         P-C insurance
                         Travelers Bond Investments, Inc.               Connecticut            100.00         Bond investments
                         Travelers General Agency of Hawaii, Inc.       Hawaii                 100.00         Insurance agency
                         Travelers Medical Management
                           Services Inc.                                Delaware               100.00         Managed care
                         Travelers Specialty Property Casualty
                           Company, Inc.                                Connecticut            100.00         Insurance management
     Primerica Convention Services, Inc.                                Georgia                100.00
     Primerica Finance Corporation                                      Delaware               100.00         Holding company
          PFS Distributors, Inc.                                        Georgia                100.00         General partner
          PFS Investments Inc.                                          Georgia                100.00         Broker dealer
          PFS T.A., Inc.                                                Delaware               100.00         Joint venture partner
     Primerica Financial Services Home Mortgages, Inc.                  Georgia                100.00         Mortgage loan broker
     Primerica Financial Services, Inc.                                 Nevada                 100.00         General agency
          Primerica Financial Services Agency of New York, Inc.         New York               100.00         General agency
                                                                                                                licensing
          Primerica Financial Services Insurance Marketing of
            Connecticut, Inc.                                           Connecticut            100.00         General agency
                                                                                                                licensing
          Primerica Financial Services Insurance Marketing of
            Idaho, Inc.                                                 Idaho                  100.00         General agency
                                                                                                                licensing
          Primerica Financial Services Insurance Marketing of
            Nevada, Inc.                                                Nevada                 100.00         General agency
                                                                                                                licensing
          Primerica Financial Services Insurance Marketing of
            Pennsylvania, Inc.                                          Pennsylvania           100.00         General agency
                                                                                                                licensing
          Primerica Financial Services Insurance Marketing of
            the Virgin Islands, Inc.                                    United States
                                                                          Virgin Islands       100.00         General agency
                                                                                                                licensing
          Primerica Financial Services Insurance Marketing of
            Wyoming, Inc.                                               Wyoming                100.00         General agency
                                                                                                                licensing

                                                                                            % of Voting
                                                                                            Securities
                                                                                         Owned  Directly
                                                                        State of         or Indirectly by
                                                                        Organization     The Travelers Inc.   Principal Business
                                                                        ------------     -----------------    ------------------
          Primerica Financial Services Insurance Marketing, Inc.        Delaware               100.00         General agency
                                                                                                                licensing
          Primerica Financial Services of Alabama, Inc.                 Alabama                100.00         General agency
                                                                                                                licensing
          Primerica Financial Services of Arizona, Inc.                 Arizona                100.00         General agency
                                                                                                                licensing
          Primerica Financial Services of Kentucky Inc.                 Kentucky               100.00         General agency
                                                                                                                licensing
          Primerica Financial Services of New Mexico, Inc.              New Mexico             100.00         General agency
                                                                                                                licensing
          Primerica Insurance Agency of Massachusetts, Inc.             Massachusetts          100.00         General agency
                                                                                                                licensing
          Primerica Insurance Marketing Services of
            Puerto Rico, Inc.                                           Puerto Rico            100.00         Insurance agency
          Primerica Insurance Services of Louisiana, Inc.               Louisiana              100.00         General agency
                                                                                                                licensing
          Primerica Insurance Services of Maryland, Inc.                Maryland               100.00         General agency
                                                                                                                licensing
     Primerica Services, Inc.                                           Georgia                100.00         Print operations
     RCM Acquisition Inc.                                               Delaware               100.00         Investments
     SCN Acquisitions Company                                           Delaware               100.00         Investments
     SL&H Reinsurance, Ltd.                                             Nevis                  100.00         Reinsurance
          Southwest Service Agreements, Inc.                            North Carolina         100.00         Warranty/service
                                                                                                                agreements
     Southwest Warranty Corporation                                     Florida                100.00         Extended automobile
                                                                                                                warranty
Berg Associates                                                         New Jersey             100.00         Inactive
CCC Holdings, Inc.                                                      Delaware               100.00         Holding company
     Commercial Credit Company                                          Delaware               100.00         Holding company.
          American Health and Life Insurance Company                    Maryland               100.00         LH&A Insurance
          Brookstone Insurance Company                                  Vermont                100.00         Insurance managers
          CC Finance Company, Inc.                                      New York               100.00         Consumer lending
          CC Financial Services, Inc.                                   Hawaii                 100.00         Consumer lending
          CCC Fairways, Inc.                                            Delaware               100.00         Investment company
          Chesapeake Appraisal and Settlement Services Inc.             Maryland               100.00         Appraisal/title
               Chesapeake Appraisal and Settlement Services
                 Agency of Ohio Inc.                                    Ohio                   100.00         Appraisal/Title
          City Loan Financial Services, Inc.                            Ohio                   100.00         Direct loan
          Commercial Credit Banking Corporation                         Oregon                 100.00         Consumer finance
          Commercial Credit Consumer Services, Inc.                     Minnesota              100.00         Consumer finance
          Commercial Credit Corporation [AL]                            Alabama                100.00         Consumer finance
          Commercial Credit Corporation [CA]                            California             100.00         Consumer finance

                                                                                           % of Voting
                                                                                            Securities
                                                                                         Owned  Directly
                                                                        State of         or Indirectly by
                                                                        Organization     The Travelers Inc.   Principal Business
                                                                        ------------     -----------------    ------------------
          Commercial Credit Corporation [HI]                            Hawaii                 100.00         Financial services
          Commercial Credit Corporation [IA]                            Iowa                   100.00         Consumer finance
               Commercial Credit of Alabama, Inc.                       Delaware               100.00         Consumer lending
               Commercial Credit of Mississippi, Inc.                   Delaware               100.00         Consumer finance
          Commercial Credit Corporation [KY]                            Kentucky               100.00         Consumer finance
               Certified Insurance Agency, Inc.                         Kentucky               100.00         Insurance agency
               Commercial Credit Investment, Inc.                       Kentucky               100.00         Investment company
               National Life Insurance Agency of Kentucky, Inc.         Kentucky               100.00         Insurance agency
               Union Casualty Insurance Agency, Inc.                    Kentucky               100.00         Insurance agency
          Commercial Credit Corporation [MD]                            Maryland               100.00         Consumer finance
               Action Data Services, Inc.                               Missouri               100.00         Data processing
               Commercial Credit Plan, Incorporated [OK]                Oklahoma               100.00         Consumer finance
          Commercial Credit Corporation [NY]                            New York               100.00         Consumer finance
          Commercial Credit Corporation [SC]                            South Carolina         100.00         Consumer finance
          Commercial Credit Corporation [WV]                            West Virginia          100.00         Consumer finance
          Commercial Credit Corporation NC                              North Carolina         100.00         Consumer finance
          Commercial Credit Europe, Inc.                                Delaware               100.00         Inactive
          Commercial Credit Far East Inc.                               Delaware               100.00         Inactive
          Commercial Credit Insurance Services, Inc.                    Maryland               100.00         Insurance broker
               Commercial Credit Insurance Agency (P&C) of
                 Mississippi, Inc.                                      Mississippi            100.00         Insurance agency
               Commercial Credit Insurance Agency of Alabama, Inc.      Alabama                100.00         Insurance agency
               Commercial Credit Insurance Agency of Hawaii, Inc.       Hawaii                 100.00         Insurance agency
               Commercial Credit Insurance Agency of Kentucky, Inc.     Kentucky               100.00         Insurance agency
               Commercial Credit Insurance Agency of Massachusetts,
                 Inc.                                                   Massachusetts          100.00         Insurance agency
               Commercial Credit Insurance Agency of Nevada, Inc.       Nevada                 100.00         Credit LH&A, P-C
                                                                                                                insurance
               Commercial Credit Insurance Agency of New
                 Mexico, Inc.                                           New Mexico             100.00         Insurance agency/
                                                                                                                Broker
               Commercial Credit Insurance Agency of Ohio, Inc.         Ohio                   100.00         Insurance agency/
                                                                                                                broker
           Commercial Credit International, Inc.                        Delaware               100.00         Holding company
               Commercial Credit International Banking Corporation      Oregon                 100.00         International lending
                    Commercial Credit Corporation CCC Limited           Canada                 100.00         Second mortgage loans

                                                                                           % of Voting
                                                                                           Securities
                                                                                         Owned  Directly
                                                                        State of         or Indirectly by
                                                                        Organization     The Travelers Inc.   Principal Business
                                                                        ------------     -----------------    ------------------
                    Commercial Credit Services do Brazil Ltda.          Brazil                 99.00          Inactive
               Commercial Credit Services Belgium S.A.                  Belgium                100.00         Inactive
          Commercial Credit Limited                                     Delaware               100.00         Inactive
          Commercial Credit Loan, Inc. [NY]                             New York               100.00         Consumer finance
          Commercial Credit Loans, Inc. [DE]                            Delaware               100.00         Consumer finance
          Commercial Credit Loans, Inc. [OH]                            Ohio                   100.00         Consumer finance
          Commercial Credit Loans, Inc. [VA]                            Virginia               100.00         Consumer finance
          Commercial Credit Management Corporation                      Maryland               100.00         Intercompany services
          Commercial Credit Plan Incorporated [TN]                      Tennessee              100.00         Consumer finance
          Commercial Credit Plan Incorporated [UT]                      Utah                   100.00         Consumer finance
          Commercial Credit Plan Incorporated of Georgetown             Delaware               100.00         Consumer finance
          Commercial Credit Plan Industrial Loan Company                Virginia               100.00         Consumer finance
          Commercial Credit Plan, Incorporated [CO]                     Colorado               100.00         Consumer finance
          Commercial Credit Plan, Incorporated [DE]                     Delaware               100.00         Consumer finance
          Commercial Credit Plan, Incorporated [GA]                     Georgia                100.00         Consumer finance
          Commercial Credit Plan, Incorporated [MO]                     Missouri               100.00         Consumer finance
          Commercial Credit Securities, Inc.                            Delaware               100.00         Broker dealer
          DeAlessandro & Associates, Inc.                               Delaware               100.00         Inactive
          Park Tower Holdings, Inc.                                     Delaware               100.00         Holding company
               CC Retail Services, Inc.                                 Delaware               100.00         Leasing, financing
                    Troy Textiles, Inc.                                 Delaware               100.00         Inactive
               Commercial Credit Development Corporation                Delaware               100.00         Direct loan
                    Myers Park Properties, Inc.                         Delaware               100.00         Inactive
               Travelers Home Mortgage Services of Alabama, Inc.        Delaware               100.00         Inactive
          Penn Re, Inc.                                                 North Carolina         100.00         Management company
          Plympton Concrete Products, Inc.                              Delaware               100.00         Inactive
          Resource Deployment, Inc.                                     Texas                  100.00         Management company
          The Travelers Bank                                            Delaware               100.00         Banking services
          The Travelers Bank USA                                        Delaware               100.00         Credit card bank
          Travelers Home Equity, Inc.                                   North Carolina         100.00         Financial services

                                                                                           % of Voting
                                                                                           Securities
                                                                                         Owned  Directly
                                                                        State of         or Indirectly by
                                                                        Organization     The Travelers Inc.   Principal Business
                                                                        ------------     -----------------    ------------------
               CC Consumer Services of Alabama, Inc.                    Alabama                100.00         Financial services
               CC Home Lenders Financial, Inc.                          Georgia                100.00         Financial services
               CC Home Lenders, Inc.                                    Ohio                   100.00         Financial services
               Commercial Credit Corporation [TX]                       Texas                  100.00         Consumer finance
               Commercial Credit Financial of Kentucky, Inc.            Kentucky               100.00         Consumer finance
               Commercial Credit Financial of West Virginia, Inc.       West Virginia          100.00         Consumer finance
               Commercial Credit Plan Consumer Discount Company         Pennsylvania           100.00         Financial services
               Commercial Credit Services of Kentucky, Inc.             Kentucky               100.00         Financial services.
               Travelers Home Mortgage Services, Inc.                   North Carolina         100.00         Financial services
          Triton Insurance Company                                      Missouri               100.00         P-C insurance
          Verochris Corporation                                         Delaware               100.00         Joint venture company
               AMC Aircraft Corp.                                       Delaware               100.00         Aviation
          World Service Life Insurance Company                          Colorado               100.00         Life insurance
Greenwich Street Capital Partners, Inc.                                 Delaware               100.00         Investments
Greenwich Street Investments, Inc.                                      Delaware               100.00         Investments
     Greenwich Street Capital Partners Offshore Holdings, Inc.          Delaware               100.00         Investments
Mirasure Insurance Company, Ltd.                                        Bermuda                100.00         Inactive
Pacific Basin Investments Ltd.                                          Delaware               100.00         Inactive
Primerica Corporation <WY>                                              Wyoming                100.00         Inactive
Primerica, Inc.                                                         Delaware               100.00         Name saver
Smith Barney Corporate Trust Company                                    Delaware               100.00         Trust company
Smith Barney Holdings Inc.                                              Delaware               100.00         Holding company
     Nextco Inc.                                                        Delaware               100.00         Purchasing
     R-H Capital, Inc.                                                  Delaware               100.00         Investments
     R-H Sports Enterprises Inc                                         Georgia                100.00         Sports representation
     SB Cayman Holdings I Inc.                                          Delaware               100.00         Holding company
               Greenwich (Cayman) I Limited                             Cayman Islands         100.00         Corporate services
               Greenwich (Cayman) II Limited                            Cayman Islands         100.00         Corporate services
               Greenwich (Cayman) III Limited                           Cayman Islands         100.00         Corporate services
     SB Cayman Holdings II Inc.                                         Delaware               100.00         Holding company

                                                                                           % of Voting
                                                                                            Securities
                                                                                         Owned  Directly
                                                                        State of         or Indirectly by
                                                                        Organization     The Travelers Inc.   Principal Business
                                                                        ------------     -----------------    ------------------
     SB Cayman Holdings III Inc.                                        Delaware               100.00         Holding company
     SB Cayman Holdings IV Inc.                                         Delaware               100.00         Holding company
     Smith Barney (Delaware) Inc.                                       Delaware               100.00         Holding company
          1345 Media Corp.                                              Delaware               100.00         Holding company
          Corporate Realty Advisors, Inc.                               Delaware               100.00         Realty trust adviser
           IPO Holdings Inc.                                            Delaware               100.00         Holding company
               Institutional Property Owners, Inc. V                    Delaware               100.00         Investments
               Institutional Property Owners, Inc. VI                   Delaware               100.00         General partner
          MLA 50 Corporation                                            Delaware               100.00         Limited partner
          MLA GP Corporation                                            Delaware               100.00         General partner
          Smith Barney Acquisition Corporation                          Delaware               100.00         Offshore fund adviser
          Smith Barney Global Capital Management, Inc.                  Delaware               100.00         Investment management
          Smith Barney Realty, Inc.                                     Delaware               100.00         Investments
          Smith Barney Risk Investors, Inc.                             Delaware               100.00         Investments
          Smith Barney Venture Corp.                                    Delaware               100.00         Investments
     Smith Barney (Ireland) Limited                                     Ireland                100.00         Fund management
     Smith Barney Asia Inc.                                             Delaware               100.00         Investment banking
     Smith Barney Asset Management Group (Asia) Pte. Ltd.               Singapore              100.00         Asset management
     Smith Barney Canada Inc.                                           Canada                 100.00         Investment dealer
     Smith Barney Capital Services Inc.                                 Delaware               100.00         Derivative product
                                                                                                                transactions
     Smith Barney Cayman Islands, Ltd.                                  Cayman Islands         100.00         Securities trading
     Smith Barney Commercial Corp.                                      Delaware               100.00         Commercial credit
     Smith Barney Commercial Corporation Asia Limited                   Hong Kong              99.00          Commodities trading
     Smith Barney Europe Holdings, Ltd.                                 United Kingdom         100.00         Holding corp.
          Smith Barney Europe, Ltd.                                     United Kingdom         100.00         Securities brokerage
     Smith Barney Futures Management Inc.                               Delaware               100.00         Commodities pool
                                                                                                                operator
          Smith Barney Offshore Fund Ltd.                               Delaware               100.00         Commodity pool
          Smith Barney Overview Fund PLC                                Dublin                 100.00         Commodity fund
     Smith Barney Inc.                                                  Delaware               100.00         Broker dealer
          SBHU Life Agency, Inc.                                        Delaware               100.00         Insurance brokerage

                                                                                           % of Voting
                                                                                            Securities
                                                                                         Owned  Directly
                                                                        State of         or Indirectly by
                                                                        Organization     The Travelers Inc.   Principal Business
                                                                        ------------     -----------------    ------------------
               Robinson-Humphrey Insurance Services Inc.                Georgia                100.00         Insurance brokerage
                    Robinson-Humphrey Insurance Services of
                      Alabama, Inc.                                     Alabama                100.00         Insurance brokerage
               SBHU Life Agency of Arizona, Inc.                        Arizona                100.00         Insurance brokerage
               SBHU Life Agency of Indiana, Inc.                        Indiana                100.00         Insurance brokerage
               SBHU Life Agency of Utah, Inc.                           Utah                   100.00         Insurance brokerage
               SBHU Life Insurance Agency of Massachusetts, Inc.        Massachusetts          100.00         Insurance brokerage
               SBS Insurance Agency of Hawaii, Inc.                     Hawaii                 100.00         Insurance brokerage
               SBS Insurance Agency of Idaho, Inc.                      Idaho                  100.00         Insurance brokerage
               SBS Insurance Agency of Maine, Inc.                      Maine                  100.00         Insurance brokerage
               SBS Insurance Agency of Montana, Inc.                    Montana                100.00         Insurance brokerage
               SBS Insurance Agency of Nevada, Inc.                     Nevada                 100.00         Insurance brokerage
               SBS Insurance Agency of Ohio, Inc.                       Ohio                   100.00         Insurance brokerage
               SBS Insurance Agency of South Dakota, Inc.               South Dakota           100.00         Insurance brokerage
               SBS Insurance Agency of Wyoming, Inc.                    Wyoming                100.00         Insurance brokerage
               SBS Insurance Brokerage Agency of Arkansas, Inc.         Arkansas               100.00         Insurance brokerage
               SBS Insurance Brokers of Kentucky, Inc.                  Kentucky               100.00         Insurance brokerage
               SBS Insurance Brokers of New Hampshire, Inc.             New Hampshire          100.00         Insurance brokerage
               SBS Insurance Brokers of North Dakota, Inc.              North Dakota           100.00         Insurance brokerage
               SBS Life Insurance Agency of Puerto Rico, Inc.           Puerto Rico            100.00         Insurance brokerage
               SLB Insurance Agency of Maryland, Inc.                   Maryland               100.00         Insurance brokerage
               Smith Barney Life Agency Inc.                            Louisiana              100.00         Insurance brokerage
          Smith Barney (Hong Kong) Limited                              Hong Kong              100.00         Broker dealer
          Smith Barney (Netherlands) Inc.                               Delaware               100.00         Broker dealer
          Smith Barney International Incorporated                       Oregon                 100.00         Broker dealer
               Smith Barney (Singapore) Pte Ltd                         Singapore              100.00         Commodities
               Smith Barney Pacific Holdings, Inc.                      British
                                                                          Virgin Islands       100.00         Holding company
                    Smith Barney (Asia) Limited                         Hong Kong              100.00         Broker dealer
                    Smith Barney (Pacific) Limited                      Hong Kong              100.00         Commodities dealer
               Smith Barney Securities Pte Ltd                          Singapore              100.00         Securities brokerage
          Smith Barney Puerto Rico Inc.                                 Puerto Rico            100.00         Broker dealer

                                                                                           % of Voting
                                                                                            Securities
                                                                                         Owned  Directly
                                                                        State of         or Indirectly by
                                                                        Organization     The Travelers Inc.   Principal Business
                                                                        ------------     -----------------    ------------------
          The Robinson-Humphrey Company, Inc.                           Delaware               100.00         Broker dealer
     Smith Barney Mortgage Brokers Inc.                                 Delaware               100.00         Mortgage brokerage
     Smith Barney Mortgage Capital Corp.                                Delaware               100.00         Mortgage-backed
                                                                                                                securities
     Smith Barney Mortgage Capital Group, Inc.                          Delaware               100.00         Mortgage trading
     Smith Barney Mutual Funds Management Inc.                          Delaware               100.00         Investment management
          Smith Barney Asset Management Co., Ltd.                       Japan                  100.00         Investment advisor
          Smith Barney Strategy Advisers Inc.                           Delaware               100.00         Investment management
               E.C. Tactical Management S.A.                            Luxembourg             100.00         Investment management
     Smith Barney Offshore, Inc.                                        Delaware               100.00         Decathlon Fund advisor
          Decathlon Offshore Limited                                    Cayman Islands         100.00         Commodity fund
     Smith Barney S.A.                                                  France                 100.00         Commodities trading
          Smith Barney Asset Management France S.A.                     France                 100.00         Com. based asset
                                                                                                                management
     Smith Barney Securities Investment Consulting Co. Ltd.             Taiwan                 99.00          Investrment analysis
     Smith Barney Shearson (Chile) Corredora de Seguro Limitada         Chile                  100.00         Insurance brokerage
      Structured Mortgage Securities Corporation                        Delaware               100.00         Mortgage-backed
                                                                                                                securities
     The Travelers Investment Management Company                        Connecticut            100.00         Investment advisor
Smith Barney Private Trust Company                                      New York               100.00         Trust company.
Smith Barney Private Trust Company of Florida                           Florida                100.00         Trust company
Tinmet Corporation                                                      Delaware               100.00         Inactive
Travelers Group Diversified Distribution Services, Inc.                 Delaware               100.00         Alternative marketing
     Travelers Group Exchange, Inc.                                     Delaware               100.00         Insurance agency
Travelers Services Inc.                                                 Delaware               100.00         Holding company
Tribeca Management Inc.                                                 Delaware               100.00
TRV Employees Investments, Inc.                                         Delaware               100.00         Investments
TRV/RCM Corp.                                                           Delaware               100.00         Inactive
TRV/RCM LP Corp.                                                        Delaware               100.00         Inactive

Item 27.  Number of Contract Owners

As of March 1, 1997, 38 contract owners held qualified and non-qualified contracts offered by the Registrant.


Item 28.  Indemnification

Section 33-320a of the Connecticut General Statutes ("C.G.S.") regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation's obligation to provide such indemnification generally does not apply unless (1) the individual is successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

C.G.S. Section 33-320a provides an exclusive remedy; a Connecticut corporation cannot indemnify a director or officer to an extent either greater or less than that authorized by the statute, e.g., pursuant to its certificate of incorporation, by-laws, or any separate contractual arrangement. However, the statute does specifically authorize a corporation to procure indemnification insurance to provide greater indemnification rights. The premiums for such insurance may be shared with the insured individuals on an agreed basis.

Travelers Group Inc. also provides liability insurance for its directors and officers and the directors and officers of its subsidiaries, including the Depositor. This insurance provides for coverage against loss from claims made against directors and officers in their capacity as such, including, subject to certain exceptions, liabilities under the Federal securities laws.

Rule 484 Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liability (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

(a)  Tower Square Securities, Inc.
     One Tower Square
     Hartford, CT 06183

     Tower Square Securities, Inc. also serves as the principal underwriter for:

      The Travelers Growth and Income Stock Account for Variable Annuities
      The Travelers Quality Bond Account for Variable Annuities
      The Travelers Money Market Account for Variable Annuities
      The Travelers Timed Growth and Income Stock Account for Variable Annuities The Travelers Timed Short-Term Bond Account for Variable Annuities
      The Travelers Timed Aggressive Stock Account for Variable Annuities
      The Travelers Timed Bond Account for Variable Annuities
      The Travelers Fund U for Variable Annuities
      The Travelers Fund VA for Variable Annuities
      The Travelers Fund BD for Variable Annuities
      The Travelers Fund BD II for Variable Annuities
      The Travelers Fund ABD for Variable Annuities
      The Travelers Separate Account QP for Variable Annuities
      The Travelers Separate Account QP II for Variable Annuities
      The Travelers Fund UL for Variable Life Insurance
      The Travelers Fund UL II for Variable Life Insurance
      The Travelers Variable Life Insurance Separate Account One
      The Travelers Variable Life Insurance Separate Account Three
      The Travelers Variable Life Insurance Separate Account Two
      The Travelers Variable Life Insurance Separate Account Four


(b)   Name and Principal               Positions and Offices
      Business Address *               With Underwriter
      ------------------               ---------------------

      Russell H. Johnson               Chairman of the Board, Chief Executive
                                       Officer, President and Chief Operating
                                       Officer
      William F. Scully, III           Member, Board of Directors,
                                       Senior Vice President, Treasurer
                                       and Chief Financial Officer
      Cynthia P. Macdonald             Vice President, Chief Compliance Officer
                                       and Assistant Secretary
      Joanne K. Russo                  Member, Board of Directors
                                       Senior Vice President
      Kathleen A. McGah                General Counsel and Secretary
      Jay S. Benet                     Member, Board of Directors
      George C. Kokulis                Member, Board of Directors
      Warren H. May                    Member, Board of Directors
      Donald R. Munson, Jr.            Senior Vice President
      Stuart L. Baritz                 Vice President
      Michael P. Kiley                 Vice President
      Tracey Kiff-Judson               Second Vice President
      Robin A. Jones                   Second Vice President
      Whitney F. Burr                  Second Vice President
      Marlene M. Ibsen                 Second Vice President
      John J. Williams, Jr.            Director and Assistant Compliance Officer
      Susan M. Cursio                  Director and Operations Manager
      Dennis D. D'Angelo               Director

      Name and Principal               Positions and Offices
      Business Address *               With Underwriter
      ------------------               ---------------------

      Thomas P. Tooley                 Director
      Nancy S. Waldrop                 Assistant Treasurer

      * Principal business address: One Tower Square, Hartford, Connecticut
        06183


(c)   Not Applicable.


Item 30.  Location of Accounts and Records

      The Travelers Life and Annuity Company
      One Tower Square
      Hartford, Connecticut  06183

Item 31.  Management Services

      Not applicable.


Item 32.  Undertakings

The undersigned Registrant hereby undertakes:

(a) To file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen months old for so long as payments under the variable annuity contracts may be accepted;

(b) To include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(c) To deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.


The Company hereby represents:

(a) That the aggregate charges under the Contracts of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the company.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amendment to this registration statement and has caused this amendment to this registration statement to be signed on its behalf, in the City of Hartford, and State of Connecticut, on this 29th day of April, 1997.

               THE TRAVELERS FUND ABD II FOR VARIABLE ANNUITIES
                                  (Registrant)

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                                   (Depositor)

                             By: *IAN R. STUART
                                 -----------------------------------------------
                                 Ian R. Stuart
                                 Senior Vice President, Chief Financial Officer Chief Accounting Officer and Controller


As required by the Securities Act of 1933, this amendment to this registration statement has been signed by the following persons in the capacities indicated on this 29th day of April, 1997.


*MICHAEL A. CARPENTER         Director and Chairman of the Board, President
---------------------------   and Chief Executive Officer
(Michael A. Carpenter)

*JAY S. BENET                 Director
---------------------------
(Jay S. Benet)

*GEORGE C. KOKULIS            Director
---------------------------
(George C. Kokulis)

*ROBERT I. LIPP               Director
---------------------------
(Robert I. Lipp)

*IAN R. STUART                Director, Senior Vice President, Chief Financial
---------------------------   Officer, Chief Accounting Officer and Controller
 (Ian R. Stuart)

*KATHERINE M. SULLIVAN        Director, Senior Vice President and General
---------------------------
(Katherine M. Sullivan)

*MARC P. WEILL                Director
---------------------------
(Marc P. Weill)



*By: Ernest J. Wright, Attorney-in-Fact

                                  EXHIBIT INDEX

Exhibit
No.        Description                                                             Method  of Filing
-------    -----------                                                             -----------------

  1.       Resolution of The Travelers Life and Annuity Company
           Board of Directors authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to the Registration Statement on Form N-4, filed December 22, 1995.)

3(a).      Form of Distribution and Management Agreement among the Registrant,
           The Travelers Life and Annuity Company and Tower Square Securities,
           Inc. (Incorporated herein by reference to Exhibit 3(a) to the Registration Statement on Form N-4, filed December 22, 1995.)

3(b).      Form of Selling Agreement.                                                Electronically

  4. Form of Variable Annuity Contract(s). (Incorporated herein by reference to Exhibit 4 to the Registration
           Statement on Form N-4, filed June 17, 1996.)

6(a). Charter of The Travelers Life and Annuity Company, as amended on April 10, 1990. (Incorporated herein by reference to Exhibit 3(a) to the Registration
           Statement on Form N-4, File No. 33-58131, filed via
           Edgar on March 17, 1995.)

6(b). By-Laws of The Travelers Life and Annuity Company, as amended on October 20, 1994. (Incorporated herein by reference to Exhibit 3(b) to the Registration
           Statement on Form N-4, File No. 33-58131, filed via
           Edgar on March 17, 1995.)

  9.       Opinion of Counsel as to the legality of securities being                 Electronically
           registered by Registrant.

10(a).     Consent of Coopers & Lybrand, L.L.P., Independent                         Electronically
           Accountants.

10(b).     Consent of KPMG Peat Marwick LLP, Independent                             Electronically
           Certified Public Accountants.

Exhibit
No.        Description                                                          Method  of Filing
-------    -----------                                                          -----------------
13.         Schedule  of   computation   of  each   performance quotation-      Electronically
            Standardized and Nonstandardized.

15.         Powers of Attorney authorizing Jay S. Fishman or
            Ernest J. Wright as signatory for Michael A Carpenter,
            Robert I. Lipp, Charles O. Prince III, Marc P. Weill,
            Irwin R. Ettinger, Donald T. DeCarlo and Christine B.
            Mead. (Incorporated herein by reference to Exhibit 15 to the Registration Statement on Form N-4, filed
            December 22, 1995.)

15(b). Powers of Attorney authorizing Ernest J. Wright and and Kathleen A. McGah as signatory for Michael A.
            Carpenter, Ian R. Stuart and Katherine M. Sullivan.
           (Incorporated herein by reference to Exhibit 15(b) to the Registration Statement on Form N-4, filed June 17, 1996.)

15(c).      Powers of Attorney authorizing Ernest J. Wright and
            Kathleen A. McGah as signatory for Jay S. Benet and
            George C. Kokulis. (Incorporated herein by reference to Exhibit 15(c) to Post-Effective Amendment No. 1 to the
            Registration Statement on Form N-4, filed August 15, 1996.)

15(d).      Power of Attorney authorizing Ernest J. Wright and
            Kathleen A. McGah as signatory for Ian R. Stuart.
            (Incorporated herein by reference to Exhibit 15(d) to the Registration Statement on Form N-4 filed February 28, 1997.)

27.         Financial Data Schedule                                             Electronically